BRF S.A.

Publicly-Held Company

CNPJ 01.838.723/0001-27

NIRE 42.300.034.240

MANAGEMENT PROPOSAL FOR THE EXTRAORDINARY GENERAL SHAREHOLDERS’ MEETING TO BE HELD ON NOVEMBER 5, 2018

Dear Shareholders,

In attention to the provision on CVM Instruction nº 481/2009, of December 17, 2009 (“CVM Instruction n° 481/09”), we present the following Management Proposal (“Proposal”) of BRF S.A. (“Company” or “BRF”), containing the information and documents related to the matters to be deliberated at the Company´s Extraordinary General Shareholders’ Meeting, as described below, to be held on November 5, 2018, at 11:00 a.m. (“AGE”), at the Company´s head office, located in the City of Itajaí, State of Santa Catarina, at Rua Jorge Tzachel, n° 475, Bairro Fazenda:

I.          To resolve on the following amendments to the Company Bylaws, as detailed in the draft presented with review marks in the Management Proposal disclosed to the market on October 4, 2018:

a)  To adjust the Company’s Bylaws to the new Regulation of the Novo Mercado, which entered into force as of January 02, 2018, by means (I) of the amendments to article 1, paragraphs 1 and 2; to article 16, item iv; to article 19, paragraph 2; to article 20, caput and paragraph 1; to article 23, item xxii; to article 24, paragraph 1; to article 30, paragraph 2; to article 33, paragraphs 3 and 7; to article 39, caput and paragraph 1; to current article 41, paragraph one; to current article 42, caput; to current article 49, caput; and to current article 51; (II) of the insertion of the new item vi to article 16; of new paragraphs 2, 3 and 4 to article 20; of new item xxxvii to article 23; of new paragraph 2 to article 24, of new item vii to article 25; of new paragraphs 3 and 4 to article 39; and of new articles 42, 43 and 44; and (III) of the exclusion of item v from article 16; of item xxi from article 23; of paragraphs 2 and 3 from article 39; of current articles 40, 41, 44, 45, 46, 47 and 48;

b)  To adjust certain provisions of the Company Bylaws pursuant to the recommendations of the Brazilian Code of Corporate Governance - CBGC, with (I) the inclusion of paragraph 5 to article 20; of paragraph 8 to article 21; of new items ii, xx, xxiii and xxiv to article 23; and (II) the amendment to the current items i and xxi, of article 23; to new item xxxviii of new in article 23; item vii to be inserted in article 25; and to paragraphs 3 and 11 of article 33;

c)  To review the financial competence of the Board of Directors and of the Board of Officers of the Company, by means (I) of the amendment to article 23, current items xvi, xxiv, xxvii, xxviii, xxix, xxx, xxxii, xxxiii, xxxvi and xxxvii; and to article 25, item iv; and (II) of the exclusion of paragraphs 1 and 2 of article 23; and of current items vii and viii of article 25;

d)  To adjust the wording of the caput of article 32, in connection with the composition of the Audit Committee to allow a better understanding of the provision regarding the obligation to have, at least, one (1) external member at the aforementioned Committee not belonging to the Board of Directors and to emphasize that none of its members shall belong to the Board of Officers of the Company, as well as to amend the name of such committee from Audit Committee to “Audit and Integrity Committee”, with the adjustment to the current item viii, of article 23; to Chapter VI title; to article 32; and to article 33, caput and paragraphs 1 to 12; and

e)   To execute other wording adjustments, with (I) the amendment to article 3, sole paragraph; to article 13, paragraph 2; to the current article 20, paragraph 6; to article 23, current items ii, iii, vii, xvii, xxii, xxiii, xxiv, xxvii, xxviii, xxxiv, xxxvi and xxxvii; to article 24, caput and current paragraphs 3 and 4; to article 25, item i; to article 26, current items i, ii, iii and iv; to article 28, items i to iii; to article 29, paragraphs 3 and 4; to article 31, paragraph 2; to article 33, caput and paragraph 3; to current article 43, caput and paragraph 2, 5, 6 and 11; to current article 49, sole paragraph; to current article 51, caput; (II) the exclusion of current item vii of article 23 and of the current paragraph 2 of article 24, as well as adjustments of numbering and of cross references of the statutory provisions, as applicable.

Management Proposal: The Board of Directors proposes  to the Shareholders the approval of all the statutory amendments that will be submitted to the AGE, which aims exclusively to: (i) adjust the Bylaws to the modifications occurred in the Regulation of the Novo Mercado (item “a” above); (ii) improve the governance of the Company by means of inclusion in  the Bylaws of certain recommendations of the Brazilian Code of Corporate Governance – CBGC (item “b” above); (iii) adjust the competence of approval of certain matters by the Board of Directors and by the Board of Officers, to allow that the Board of Directors establish the Company’s Policy of Competence (item “c” above); (iv) adjust the name of the Audit Committee to “Audit and Integrity Committee”, in order to reinforce the commitment of the Company with the concept of integrity, as well as, to adjust the wording of the composition of the aforementioned Committee to allow a better understanding of the provision regarding the obligation to have, at least, one (1) external member at the Committee not belonging to the Board of Directors and to emphasize that none of its members shall belong to the Board of Officers of the Company (item “d” above); and (v) execute other adjustments of wording, numbering and cross references (item “e” above).

On this matter, it must be noted that, among the amendments effected to adjust the Bylaws to the new Regulation of the Novo Mercado, effective as of January 02, 2018, is the modification from one hundred and eighty (180) days to one (1) year of the term during which, in case of vacancy, the positions of Chairman of the Board of Directors and Global Chief Executive Officer may be cumulated by a same person. Thus, as informed in the Material Fact dated as of June 14, 2018, the approval of such measure is necessary to allow the extension of the mandate of the current Global Chief Executive Officer, Mr. Pedro Pullen Parente, to an additional period of six (6) months, without him having to resign from his position as Chairman of the Board of Directors.

The version of the Company´s Bylaws with all the proposals of amendment effected and highlighted with review marks is presented in Attachment I to this document. Attachment II to this document presents the statutory amendments proposed as a comparative table, with the indication of the justifications for each amendment.

II.        Consolidate the Company´s Bylaws with the amendments approved.

Management Proposal: In case the proposals presented in the item above are approved, the Board of Directors of the Company proposes that the AGE also approves the consolidation of the Company´s Bylaws, in order to reflect, in one a single document, the wording in force, in accordance with the document contained in Attachment I to the Proposal.

This is what the Board of Directors has to propose and expects to be evaluated and approved by the Shareholders.

* * *

The shareholders of the Company interested in accessing the information or in clarifying any questions related to the proposals above shall contact the areas of Investor Relations or the area of Corporate Governance of the Company, by means of the telephones +55 (11) 2322-5991/5011/5951/4438/5355 or by e-mail: acoes@brf-br.com. All the documents related to this Meeting, are available to the shareholders at the websites http://ri.brf-global.com; www.b3.com.br and www.cvm.gov.br.

São Paulo, October 4, 2018.

Attachment I – Copy of the draft of the Bylaws with emphasis on the amendment proposed, according to article 11, item I, of CVM Instruction n° 481/2009

Subtitle:

Amendments resulting from the Regulation of the Novo Mercado: in red

Amendments resulting from the Brazilian Code of Corporate Governance - CBGC: in purple

Amendments resulting from the review of spheres of the Board of Directors and Board of Officers: in green

Amendment in the composition of the Audit Committee: in yellow

Amendment in the name of the Audit Committee: in blue

Amendments resulting from other wording adjustments: in pink.

Amendments from cross numbering and references: in orange.

BRF S.A.

CNPJ/MF Nº 01.838.723/0001-27

Publicly-Held Company

BYLAWS

I.              NAME, HEAD OFFICE, TERM AND CORPORATE PURPOSE

Article 1.        BRF S.A. (“Company”) is a publicly held company, which is ruled by this Bylaws, by Law nº 6.404, of December 15, 1976, as amended (“Brazilian Corporation Law”) and by the other applicable laws and regulations.

Paragraph One - With  ~~the admission~~ the entry of the Company into the special listing segment referred as Novo Mercado, of ~~BM&FBOVESPA S.A. – Bolsa de Valores, Mercadorias e Futuros (“~~BM&FBOVESPA~~”)~~ B3 S.A. – Brasil, Bolsa, Balcão (“B3”), the Company, its shareholders, including controlling shareholders, management and members of the Fiscal Council, when installed, are subject to the provisions of the ~~Listing~~ Regulation of the Novo Mercado of B3 ~~BM&FBOVESPA~~ (“Listing Regulation of the Novo Mercado”).

Paragraph Two - The provisions of the ~~Listing~~ Regulation of the Novo Mercado shall prevail over the statutory provisions, in the event of prejudice to the rights of the beneficiaries of the public offers provided in this Bylaws.

Article 2.        The Company´s head office and venue are in the City of Itajaí, State of Santa Catarina, at Rua Jorge Tzachel, 475, Bairro Fazenda, Zip Code 88.301-600, being able to establish branches, agencies, offices and other facilities anywhere in the national territory or abroad.

Article 3.        It constitutes main corporate purpose of the Company the exercise of the following activities, in the national territory or abroad:

(i) the industrialization, commercialization, in retail and wholesale, and exploration of food in general, mainly animal protein by-products and food products that use the cold chain as support and distribution;

(ii) the industrialization and commercialization of animal feeds, nutrients and food supplements for animals;

(iii) the provision of food services in general;

(iv) the industrialization, refining and commercialization of vegetable oils, fats and dairy products;

(v) the exploration, conservation, storage, silage and commercialization of grains, its derivatives and by products;

(vi) the commercialization, in the retail and wholesale, of consumer and production goods including the commercialization of equipment and vehicles for the development of its logistical activity;

(vii) the export and the import of production and consumer goods;

(viii) the provision of services of transportation, logistics and distribution of cargo and food in general;

(ix) the participation in other companies, aiming the broadest achievement of the corporate purposes; and

(x) the participation in any project for the operation of the Company´s business.

Sole Paragraph - Sole Paragraph - The Company may also engage, directly or through third parties, in the activities of support to the core business indicated in the Article ~~3º~~ above, such as:

(i)            ancillary activities of administrative, technical or operational support related to the creation of conditions for the better performance of its main activities;

(ii)           transportation of cargo in general;

(iii)          storage and stocking services of products and other services relating thereto;

(iv)         activities of promotion and reposition of its products in the retail and in exposition points and sale to the end consumer, including the necessary support to the clients that allows the packaging and visualization of the products;

(v)          services of receipt and allocation of raw material to be used in the production;

(vi)         services of repair, maintenance and conservation of machinery and vehicles;

(vii)        the promotion of activities, programs, technical assistance and promotion that aim the national agricultural development;

(viii)       the industrialization, exploration and commercialization of packaging of any nature;

(ix)         the exploration and creation of animals in general;

(x)          the commercialization of commodities in general;

(xi)         the research and development of techniques of production and of improvement of the genetic matrices of the Company;

(xii)        the activities of reforestation, extraction, industrialization and commercialization of woods;

(xiii)       the commercialization de real estates, properties, including machinery, equipment and vehicles, of the fixed assets, to meet with the activities inserted in the corporate purpose of the Company described in this article; an

(xiv)      services of fuel supply for its own fleet or for third parties service providers, specially of freight, transportation, logistics and distribution.

Article 4.        The term of duration of the Company is undetermined.

II.            CAPITAL STOCK

Article 5.        The Company´s capital stock is of twelve billion, five hundred and fifty-three million, four hundred and seventeen thousand, nine hundred and fifty-three Reais and thirty-six cents (R$ 12,553,417,953.36), fully subscribed and paid-in, divided into eight hundred and twelve million, four hundred and seventy-three thousand, two hundred and forty-six (812,473,246) common shares, all nominative and with no par value.

Paragraph One - The Company may not issue preferred shares or beneficiary parties.

Paragraph Two - The shares issued by the Company are indivisible and each common share entitles one vote in the deliberations of the General Shareholders’ Meetings.

Article 6.        All the shares issued by the Company are in book-entry form and, according to deliberation of the Board of Directors, kept in deposit account, with a financial institution authorized by Comissão de Valores Mobiliários – CVM (“CVM”), on behalf of its holders.

Sole Paragraph. The cost of the transfer and registration, as well as the cost of the service related to the book-entry shares, may be charged directly from the shareholder by the bookkeeping institution, as it is defined in the agreement of the bookkeeping of shares.

Article 7.        The Company is authorized to increase its capital stock, regardless of statutory reform, up to the number of shares in which the capital stock is divided is of one billion (1,000,000,000) common shares, upon deliberation of the Board of Directors.

Paragraph One - In the event provided in the head paragraph of this Article, it shall be incumbent on the Board of Directors to fix the issuance price and the number of shares to be issued, as well as the term and the conditions of payment in.

Paragraph Two - Within the limit of the authorized capital, the Board of Directors may, still: (i) deliberate the issuance of subscription bonus; (ii) according to the plan approved by the General Shareholders’ Meeting, grant stock option, without the shareholders having preemptive right in the granting of the options or subscription of the respective shares; (iii) approve the increase of the capital stock upon the capitalization of profits or reserves, with or without bonus shares; and (iv) deliberate  the issuance of debentures convertible into shares.

Article 8.        At the discretion of the Board of Directors or of the General Shareholders’ Meeting it may be excluded or reduced the preemptive right of the shareholders, in any issuance of shares, debentures convertible into shares and subscription bonus, whose placement is made through sale in the stock exchange, public subscription or exchange for shares in public offer of purchase of control, as provided in the Law and in this Bylaws.

Article 9.        The failure of the shareholder in the payment of the capital it subscribed will imply in the charge of interest of one percent (1%) per month, pro rata temporis, monetary adjustment based on the variation of the General Market Price Index – IGP-M, disclosed by Fundação Getúlio Vargas – FGV, or another index that reflects the real loss of the power of purchase of the currency in the period, at the discretion of the Board of Directors of the Company, in the smallest periodicity  legally admitted, and fine of ten percent (10%) on the value of the obligation, without prejudice to the other applicable legal sanctions.

Article 10.      By deliberation of the General Shareholders’ Meeting, by virtue of the proposal of the Board of Directors, the Company´s capital stock may be increased according to events provided in the law, being certain that in cases of capitalization of profits or reserves, it is optional the issue of new shares corresponding to the increase, among its shareholders, pro-rata the number of shares they hold.

III.           GENERAL SHAREHOLDERS’ MEETING

Article 11.      The General Shareholders’ Meeting, convened and installed according to the law and to this Bylaws, shall occur ordinarily within the first four (4) months following the end of the fiscal year and, extraordinarily, whenever the interests and corporate subjects require deliberation of the shareholders.

Article 12.      The General Shareholders’ Meeting shall be convened by the Board of Directors upon deliberation of the majority of its members or, still, in the events provided in this Bylaws and in the Sole paragraph of Article 123 of the Brazilian Corporation Law.

Sole Paragraph - The Company shall make available, no later than the date of the first publication of the call notice, to all the shareholders, the material and documents necessary for the analysis of the matters contained in the Agenda, except the cases in which the law or the regulation in force requires its availability in a longer term.

Article 13.      The General Shareholders’ Meeting shall be installed, on first call, with the attendance of shareholders representing, at least, twenty five percent (25%) of the capital stock, except when the law requires a higher quorum; and, on second call, with any number of shareholders.

Paragraph One - The Extraordinary General Shareholders’ Meeting that has as purpose the amendment to this Bylaws will be installed, on first call, with the attendance of shareholders that represent, at least, two thirds (2/3) of the capital stock but may be installed, on second call, with any number of shareholders present.

Paragraph Two - Subject to the exceptions provided in the applicable regulation, the first call of the General Shareholders’ Meeting shall be made with, at least, thirty (30) ~~fifteen (15)~~ days in advance and the second call with, at least, eight (8) days.

Paragraph Three - The works of the General Shareholders’ Meeting shall be presided by the Chairman of the Board of Directors or, in his absence, by the Vice President. In the cases of absence or temporary impediment of the Chairman and of the Vice President of the Board of Directors, the General Shareholders’ Meeting shall be presided by a Director specially appointed by the Chairman of the Board of Directors. The chairman of the board shall appoint one or more secretaries for the General Shareholders’ Meeting.

Article 14.      The deliberations in the General Shareholders’ Meeting, with the exception of the provisions in the law and in this Bylaws, shall be taken by absolute majority of votes of the attendees, the votes in blank not being counted.

Paragraph One - The General Shareholders’ Meeting may only resolve the subjects of the agenda contained in the respective call notice, with the exceptions provided in the Brazilian Corporation Law, being prevented the inclusion, in the agenda of the General Shareholders’ Meeting, matters named “other subjects” or “general subjects” or equivalent expressions.

Paragraph Two - From the works and deliberations of the General Shareholders’ Meeting, the minutes shall be drawn up, which shall be signed by the members of the board of works of the General Shareholders’ Meeting and by the shareholders present that represent, at least, the majority necessary for the deliberations taken.

Article 15.      For the  benefit of the development of the works of the General Shareholders’ Meetings, the shareholders or their representatives shall present, with, at least, five (5) days in advance, besides the identity card, as the case may be: (i) a power of attorney with certification of the signature of the grantor and/or the documents that evidence the powers of the legal representative of the shareholder; and/or (ii) relatively to the shareholders participants of the fungible custody of book-entry shares, the statement containing the respective equity interest, issued by the financial institution responsible for the custody.

Paragraph One - Without prejudice to the provision in head paragraph of this Article, the shareholder that attends the General Shareholders’ Meeting with the documents that evidence its status of shareholder may participate and vote at the meeting.

Paragraph Two – The Company will adopt, in the inspection of the documentation for the due representation of the shareholder, the principle of good-faith.

Article 16.      It is competence of the General Shareholders’ Meeting, besides the other assignments provided in law and in this Bylaws:

(i) attribute bonifications in shares and decide on eventual grouping and splitting of shares;

(ii) approve stock option plans or subscription of shares or granting of plans of shares to the Management and employees or to the individuals who provide services to the Company, as well as to the Management and employees or to individuals who provide services to other companies that are controlled, directly or indirectly, by the Company;

(iii) resolve, according to the proposal presented by the Management, the destination of the profit of the fiscal year and the distribution of dividends;

(iv) resolve on the delisting of the Company from the Novo Mercado ~~da BM&FBOVESPA~~;

~~(v) choose specialized firm responsible for the preparation of appraisal report for the shares of the Company, in case of cancellation of registration of the publicly held company or delisting from the Novo Mercado, as provided in Chapter VIII of this Bylaws; and~~

(v) establish the compensation of the Fiscal Council in the form of the Law and this Bylaws; and

(vi) approve, in accordance with the terms of the Regulation of the Novo Mercado, the waiver of the presentation of the Public Offer of Purchase of Shares in case of delisting of the Novo Mercado.

Article 17.      The General Shareholders’ Meeting will establish annually the amount of the global annual compensation of the Management da Company, including benefits of any nature and the representation funds, in view of their responsibilities, the time dedicated to their functions, their competence and professional reputation and the value of their services in the market, being incumbent on the Board of Directors to establish the criteria for of the pro-rata of the global compensation among the Management.

Article 18.      The General Shareholders’ Meeting may suspend the exercise of the rights of the shareholder that does not comply with a legal or statutory obligation, ceasing the suspension as soon as the obligation is complied with.

Paragraph One - The shareholders that represent five percent (5%), at least, of the capital stock, may convene the General Shareholders’ Meeting mentioned in the head paragraph of this Article when the Board of Directors does not meet, in the term of eight (8) days, the request that they present to convene one, with the indication of the obligation breached and the identification of the defaulting shareholder.

Paragraph Two - It shall be incumbent on the General Shareholders’ Meeting that approves the suspension of the rights of the shareholder to also establish, among other aspects, the scope and duration of the suspension, observing the preventions provided in the law.

Paragraph Three - The suspension of the rights will cease as soon as the obligation is fulfilled, and the said shareholder shall communicate the Company its fulfillment.

IV.          MANAGEMENT

Section I – General Provisions to the Bodies of the Management

Article 19.      The Company´s Management is carried out by the Board of Directors and by the Board of Officers, with the respective assignments granted by law and by this Bylaws.

Paragraph One - The management of the Company are waived from providing guarantee for the exercise of the function.

Paragraph Two - The management of the Company will be invested in their positions upon the execution of the term of investiture in the proper books, which shall also contemplate their subordination to the arbitration clause referred in Article 47, and which shall contain the consent to all manuals, codes, regulations and internal policies of the Company~~, and by the prior subscription of the Term of Consent of the Management which alludes the Listing Regulation of the Novo Mercado~~.

Paragraph Three - It is expressly forbidden, and it shall be null and void the act practiced by any management of the Company, that involves it in obligations related to business and operations alien from the corporate purpose, without prejudice of the civil or criminal responsibility, as the case may be, to which the violator of this disposition will be subject.

Paragraph Four - The term of office of the management of the Company will be extended until the investiture of their respective successors.

Section II – Board of Directors

Article 20.      The Board of Directors is composed by, at least, nine (9) and, up to, eleven (11) effective members, ~~of which at least twenty percent (20%) shall be Independent Directors (as defined in Paragraph One),~~ all elected and dismissible by the General Shareholders’ Meeting, with unified term of office of two (2) years, reelection being allowed. ~~When, due to the percentage referred above, results a fractional number of directors, a rounding shall be made in terms of the Listing Regulation of the Novo Mercado.~~

Paragraph One - ~~or purposes of this Article, “~~Independent Director~~” is the one defined as such in the Listing Regulation of the Novo Mercado, and expressly declared as such in the minutes of the General Shareholders’ Meeting that elects him.~~ Of the members of the Board of Directors, at least, two (2) or twenty percent (20%), whichever is higher, shall be Independent Directors, according to the criteria and rules provided in the Regulation of the Novo Mercado.

Paragraph Two - When, due to the calculation of the percentage referred in the paragraph above, the result generates a fractional number, the Company shall proceed to the rounding of the number to the one immediately above ~~due to the percentage referred above, results a fractional number of directors, a rounding shall be made in terms of the Listing Regulation of the Novo Mercado~~.

Paragraph Three. The characterization of the those appointed to the Board of Directors as Independent Directors shall be deliberated at the General Shareholders’ Meeting that elects them, which can base its decision: (i) on the declaration, forwarded by the one appointed as Independent Director to the Board of Directors, attesting its compliance with the criteria of independence established in the Regulation of the Novo Mercado, contemplating the respective justification, if verified any of the situations provided in § 2 of article 16 of the referred Regulation of the Novo Mercado; and (ii) the manifestation of the Board of Directors, inserted in the management proposal to the General Shareholders’ Meeting for the election of the Management, as to the compliance or not of the candidate with the criteria of independence.

Paragraph Four - The procedure provided in Paragraph Three above is not applied to the appointments of candidates to members of the Board of Directors that do not meet the time in advance necessary for inclusion of candidates in the distance voting form, as provided in the regulation issued by CVM on distance voting.

Paragraph Five - The Board of Directors shall assess and disclose annually who are the Independent Directors, as well as to appoint and justify any circumstances that may jeopardize their independence.

Paragraph Six ~~Two~~ - As to the election of the members of the Board of Directors, the General Shareholders’ Meeting shall appoint a Chairman and a Vice President, the Vice President shall substitute the Chairman in his absences or impediments, as well as in case of vacancy.

Paragraph Seven ~~Three~~ - Whenever the General Shareholders’ Meeting is convened to resolve on the election of the Board of Directors, the members of such body shall approve a proposal of full plate of candidates for the vacancies in the Board of Directors, including appointment for the positions of Chairman and Vice President of the Board of Directors, which shall be submitted to the approval of the General Shareholders’ Meeting.

Paragraph Eight ~~Four~~ - If any shareholder wants to appoint one or more candidates to compose the Board of Directors that do not integrate the plate proposed as provided in Paragraph Seven ~~Three~~ of this article, such shareholder shall notify the Company proposing another plate to run for  the positions at the Board of Directors of the Company, in writing and preferably with at least five (5) days in advance of the date scheduled for the General Shareholders’ Meeting, informing the name, the qualification and the complete professional resumé of the candidate(s), being incumbent n the Company to provide its immediate disclosure, by means of a Notice to the Shareholders through the electronic system available at the website of CVM. The Company will not accept the registration of any plate, nor the exercise of the voting right in the election of the members of the Board of Directors, in circumstances that configure violation to the dispositions of the applicable regulation.

Paragraph Nine ~~Five~~ - It is forbidden the presentation of more than one plate by the same shareholder. However, one individual may be part of two or more plates, including the one proposed in the terms of Paragraph Eight ~~Four~~ above.

Paragraph Ten ~~Six~~ - If it receives ~~in~~ written request of adoption of the procedure of multiple voting, in the form of Article 141, Paragraph One of the Brazilian Corporation Law, the Company shall disclose the request and content of such request, immediately, by means of a Notice to the Shareholders through the electronic system available at the website of CVM or in the form defined by the law or by CVM.

Paragraph Eleven ~~Seven~~ - If the election of the Board of Directors occurs by means of the procedure of multiple voting, each member of the plates presented in the form of this Article will be considered a candidate for the position of director.

Paragraph Twelve ~~Eight~~ - Whenever the election occurs by the procedure of multiple voting, the dismissal of any member of the Board of Directors by the General Shareholders’ Meeting will imply in the dismissal of all the other members, proceeding to a new election.

Paragraph Thirteen ~~Nine~~ - In the events of vacancy of positions of effective members of the Board of Directors, the remaining members shall appoint a substitute who will fill in the position until the next General Shareholders’ Meeting, occasion on which it will be elected a new director to complete the term of office. In case of simultaneous vacancies above one third (1/3) of its members, a General Shareholders’ Meeting will be convened, within thirty (30) days of this event, for the election of the substitutes, whose term of office will coincide with the term of office of the other directors.

Paragraph Fourteen ~~Ten~~ – The members of the Board of Directors shall have impeccable reputation, not being able, except as approved at the General Shareholders’ Meeting, to be elected those that (i) occupy positions in companies that may be considered as competitors of the Company; or (ii) have or represent conflicting interest with the Company. If, after the election of the member of the Board of Directors any fact that configures event of impediment for the holding of the position of director, provided in the Brazilian Corporation Law or in this paragraph, the member who is subject to the impediment undertakes to immediately present his resignation to the Chairman of the Board of Directors.

Subsection II.1 – Meetings and Substitutions

Article 21.      The Board of Directors shall meet, ordinarily, once per month and, extraordinarily, whenever convened by its Chairman or by the majority of its members, drawing up minutes of these meetings in the proper book.

Paragraph One - The call for the meetings of the Board of Directors will be given, in writing, by means of a letter, telegram, e-mail or other form that allows the proof of receipt of the call by the recipient, and shall contain, besides the place, date and time of the meeting, the agenda.

Paragraph Two - The meetings of the Board of Directors shall be convened with, at least, five (5) business days in advance. On the same call date of the meeting, the material and documents necessary to the consideration of the issues of the agenda of the meeting of the Board of Directors shall be made available to the directors.

Paragraph Three - Regardless of the formalities of the call, it will be considered regular the meeting at which all the members of the Board of Directors are present.

Paragraph Four - The meetings of the Board of Directors shall be installed, on first call, with the presence of, at least, two thirds (2/3) of its members. On second call, which shall be object of a new communication to the directors in the form of Paragraph One of this Article, sent immediately after the date established for the first call, the meeting will be installed with the presence of the simple majority of the directors.

Paragraph Five - If necessary, the holding of meetings of the Board of Directors or the participation of the directors at the meetings of the Board of Directors may be carried out by telephone, videoconference, electronic vote, or other means of communication that may ensure the effective participation and the authenticity of the vote. In this circumstance, the director shall be considered present at the meeting, and the vote will be considered valid for all legal purposes and incorporated into the minutes of the referred meeting.

Paragraph Six - No member of the Board of Directors may have access to information, participate in deliberations and discussions of the Board of Directors or of any management bodies, exercise the vote or, in any form, intervene in the subjects in which he is, directly or indirectly, in a situation of conflicting interest with the interests of the Company, in terms of the Law.

Paragraph Seven - The deliberations of the Board of Directors shall be taken by the majority of the votes of those present, being incumbent on the Chairman of the Board of Directors the casting vote in the cases of a draw.

Paragraph Eight - The minutes of the meetings of the Board of Directors shall be worded clearly and record the decisions taken, the people present, the dissenting votes and the vote abstentions.

Article 22.      In the event of absence or temporary impediment, the directors may be represented at the meetings of the Board of Directors by another director appointed, in writing, who, besides his own vote, will express the vote of the director absent or temporarily impeded.

Paragraph One - In the event of absence or temporary impediment of the Chairman of the Board, his functions shall be exercised, on a temporary basis, by the Vice President.

Paragraph Two - In the event of absence or temporary impediment do Vice President, will be incumbent on the Chairman to appoint, among the other members of the Board of Directors, the substitute.

Subsection II.2 - Competence

Article 23.      It is competence of the Board of Directors, besides the other assignments provided in the law and this Bylaws:

(i) establish the general guidance of the Company´s business, considering the impacts of the Company´s activities on the society and on the environment, aiming the continuity of the Company and the creation of value in the long term;

(ii) define the values and ethical principles of the Company and ensure the maintenance of the Company´s transparency in the relationship with all the interested parties;

~~(ii)~~(iii) elect and dismiss the ~~Officers~~ members of the Board of Officers of the Company or of its controlled companies, directly and indirectly, and establish their assignments, observing the provision of this Bylaws;

~~(iii)~~(iv) inspect the management of the ~~Officers~~ members of the Board of Officers, examine at any time the books and papers of the Company, request information on agreements executed or about to be executed and on any other acts;

~~(iv)~~(v) convene the General Shareholders’ Meeting when judged convenient and in the cases provided in Law;

~~(v)~~(vi) manifest on the Management report, the accounts of the Board of Officers and the financial statements related to each fiscal year;

~~(vi)~~(vii) distribute among the members of the Board of Directors and of the Board of Officers the annual global compensation established by the General Shareholders’ Meeting and establish the criteria for the participation in the profits of the employees and Management, as provided in this Bylaws;

(viii) authorize the incorporation and winding-up of controlled companies, direct or indirectly, by the Company; ~~opening of branches, agencies, deposits, offices or any other facilities of the Company in jurisdictions where the Company has no previous facility;~~

~~(viii)~~ (ix) choose and dismiss the independent auditors appointed by the Audit and Integrity Committee;

(x) ~~(ix)~~ propose to the General Shareholders’ Meeting the issue of new shares of the Company above the limit of the authorized capital;

(xi) ~~(x)~~except in the cases of competence of the General Shareholders’ Meeting, in the terms of the regulation issued by CVM, deliberate (a) the purchase of shares issued by the Company for maintenance in treasury or for use in plans approved by the General Shareholders’ Meeting; and (b) the eventual sale or cancelation of such shares;

(xii) ~~(xi)~~ resolve the issue by the Company or by its controlled companies, directly and indirectly, of debentures not convertible into shares, promissory notes (commercial paper) and other similar credit titles;

(xiii) ~~(xii)~~ resolve the issue by the Company of shares, subscription bonus and debentures convertible into shares, within the limit of the authorized capital, establishing the amount, the conditions of payment in and the respective subscription prices and premium, as well as if it will be ensured the preemptive right to the shareholders or reduced the term for its exercise, as authorized by the law in force;

(xiv) ~~(xiii)~~ resolve the preparation of semiannual balance sheets of the Company or related to shorter periods, as well as to declare interim dividends to the account of profits calculated in these balance sheets, or to the Account of Accrued Profits or of Profits Reserve existing in the last annual or semiannual balance sheet, in the form provided in law and/or the distribution of capital interest, as provided in Law nº 9.249, of December 26, 1995, as amended;

(xv) ~~(xiv)~~ approve the policy on the payment of dividends of the Company;

(xvi) ~~(xv)~~ propose to the Annual General Shareholders’ Meeting, observing the limits established in Article 35, sole paragraph, of this Bylaws, the amounts to be paid as statutory participation of the employees and Management in the profits of each fiscal year, as well as to define the criteria for distribution of such amounts;

(xvii) ~~(xvi)~~ authorize the practice of free reasonable acts by the Company, ~~involving amount equal to or higher than one million Reais (R$ 1,000,000.00),~~ for the benefit of any individual or entity, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~values higher than 0.067% and limited to 0.333% of the Reference Value, separately or jointly, in benefit of the employees or of the community that the Company participates~~;

(xviii) ~~(xvii)~~ present proposal for approval at the Meeting of stock option plan or plan of concession of shares to its Management or employees, or to individuals who provide services to the Company, as well as to the Management and employees or individuals who provide services to ~~Company and~~ its controlled companies, directly and indirectly, within the limit of the authorized capital, being incumbent to the Board of Directors the Management of the referred plan, including the grant of options and concessions of shares in the scope of such plans;

(xix) ~~(xviii)~~ authorize amendments to the trading and issue of American Depositary Receipts – ADRs by the Company or of its controlled companies, directly and indirectly;

(xx) approve its internal regulation which shall provide for, at least, the following matters: (i) the attributions of the Chairman of the Board of Directors; (ii) the rules for the replacement of the Chairman of the Board of Directors in case of his absence or vacancy; (iii) the measures to be adopted in situations of conflict of interests; (iv) the definition of the  term in advance sufficient for receiving the material for discussion at the meetings, with the adequate depth; and (v) the possibility of holding, during the meetings of the Board of Directors, exclusive sessions with the external members of the Board of Directors, without the presence of the members of the Board of Officers and other guests;

~~(xix)~~(xxi) constitute technical or advisory committees, of non-deliberative character, to perform specific tasks or for generic activities of the Company´s interest, in the terms and conditions defined by the Board of Directors. The Committees may act, among others, in the following areas: (i) strategy and finance, (ii) corporate governance, conduct and ethics, and (iii) compensation of Management and executive development;

~~(xx)~~(xxii) monitor the compliance of the assignments of the committees that may be created to advise the Board of Directors, approve their respective regulations and assess the technical opinions and reports, in the terms of the law in force and of this Bylaws;

(xxiii) establish mechanisms of periodic assessment of the performance of its members, with the purpose to contribute to the improvement and the effectiveness of the governance of the Company, being able to hire external specialists for the assessment process;

~~(xxvi) define the triple list of specialized firms in economic evaluation of companies, for the preparation of the appraisal report of the Company´s shares, in case of cancellation of registration of publicly held company or delisting from the Novo Mercado, as defined in Article 48 of this Bylaws;~~

(xxiv) prepare and make public grounded opinion containing favorable or contrary opinion to the acceptance of any and all corporate restructuring, capital increase and other operations that results in change of control, within fifteen (15) days from the disclosure of all the conditions of the operation that results in the change of control. This opinion shall manifest if such operation ensures fair and equitative treatment to the shareholders of the Company;

~~(xxii)~~(xxv) prepare and make public previously grounded opinion containing favorable or contrary opinion to the acceptance of any and all public offer for the purchase of shares or securities convertible into or exchangeable for shares issued by the Company, within fifteen (15) days from the publication of the notice of the public offer of purchase of shares, or securities convertible into shares or exchangeable for share issued by the Company, in which it will manifest: (a) on the convenience and opportunity of the public offer of purchase of shares, or securities convertible into shares or exchangeable for share issued by the Company, as to the interest of the Company and of all of ~~the~~ its shareholders and in relation to the price and to the possible impacts on the ~~to~~ liquidity of the securities held by them; ~~(b) on the repercussions of the offer on the Company´s interests;~~ (b~~c~~) as to the strategic plans disclosed by the offering party in relation to the Company; and (c~~d~~) ~~other points that consider relevant. In the opinion, the Board of Directors shall manifest reasoned favorable or contrary opinion to the acceptance of the public offer of purchase of shares, warning that it is responsibility of each shareholder the final decision about the acceptance, or not, of the referred offer~~ the eventual alternatives to the acceptance of the public offer of purchase of shares, or securities convertible into shares or exchangeable for share issued by the Company, available in the market;

~~(xxiii)~~(xxvi) submit to the General Shareholders’ Meeting proposals of amendments to the Company´s Bylaws, that are related to the term of duration of the ~~company~~ Company, corporate purpose, increases or reductions of capital, issue of  marketable securities and/or securities, exclusion of the preemptive right in the subscription of shares and other titles and/or securities, dividends, interest on own capital, powers and assignments of the General Shareholders’ Meeting, structure and assignments of the Board of Directors and of the Board of Officers, and respective quorums of deliberation;

~~(xxiv)~~(xxvii) approve the annual ~~D~~demobilization ~~P~~plan of the Company proposed by the Board of Officers, as well as the purchase, assignment, transfer, sale and/or encumbrance of real estate assets of the Company or of controlled companies or affiliates, directly or indirectly, that are not discriminated in the Demobilization Plan already approved, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~and that represent, separately or jointly, amount equal to or higher than one hundred million Reais (100,000,000.00) to 0.167% of the Reference Value~~;

~~(xxv)~~(xxviii) approve the proposal of split, merger, incorporation in which the Company or controlled companies and affiliates, directly or indirectly, are part or of the Company itself, as well as the Company´s transformation or any other form of corporate restructuring;

~~(xxvi)~~(xxix) deliberate on the liquidation, dissolution, appointment of liquidators, bankruptcy or voluntary acts of judicial or extrajudicial recovery of the Company or of the controlled company and affiliates, directly and indirectly, as well as financial restructurings related thereto;

~~(xxvii)~~(xxx) approve the purchase, assignment, transfer, sale and/or encumbrance of goods of the non-current ~~permanent~~ assets (except real estate properties) of the Company or of the controlled companies or affiliates, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~that represent, separately or jointly, amount equal to or higher than one hundred million Reais (100,000,000.00) to 0.333% of the Reference Value~~;

~~(xxviii)~~(xxxi) authorize ~~the Board of Officers~~ the granting of guarantees, real or fidejussory, commercial pledge, mortgages, ~~provide~~ guarantees and~~,~~ endorsements, as well as to contract insurance guarantees or letters of guarantee~~, as well as performance bonds, whenever these acts result in economic risk for the Company or to the controlled companies or affiliates, directly or indirectly,~~ according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~in amount equal to or higher than four hundred million Reais (400,000,000.00) to 0.333% of the Reference Value~~;

~~(xxix)~~(xxxii) authorize the Board of Officers to offer products and real estates and properties of the Company or of controlled companies or affiliates, directly or indirectly, in guarantee to the financial institutions when contracting financing or in guarantee of judicial procedures, whenever these acts result in obligations for the Company or for the controlled companies or affiliates, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~in amount equal to or higher than one hundred million Reais (R$ 100,000,000.00) to 0.333% of the Reference Value~~;

~~(xxx)~~(xxxiii) approve the contracting with third parties of debt operations of the Company or of controlled companies or affiliates, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors; ~~in amount higher than four hundred million Reais (400,000,000.00) to 0.333% of the Reference Value;~~

(xxxi)(xxxiv) approve the policy on financial risk management of the Company, establishing the main conditions for the contracting of “hedging” operations (assets and liabilities), such policy shall contain, at least, the following specifications: purpose of the “hedge”, risk factors, eligible instruments, limits and spheres of competence;

~~(xxxii)~~(xxxv) approve the issue, purchase, assignment, transfer, sale and/or encumbrance, at any title or form, by the Company or by the controlled companies or affiliates, directly or indirectly, of equity interests and/or any securities in any companies (including waiver to the right of subscription of shares or debentures convertible into shares of subsidiaries, controlled companies or affiliates), according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~whenever these operations involve amount equal to or higher than one hundred million Reais (R$ 100,000,000.00) to 0.167% of the Reference Value~~;

~~(xxxiii)~~(xxxvi) approve and define, previously, the acts to be practiced by the Board of Officers of the Company at the General Shareholders’ Meetings and/or Shareholders´ Meetings of controlled companies, affiliates or invested companies, directly or indirectly, acting as shareholder and/or partner of these companies, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~except when dealing of subjects that involve amounts lower equal to or higher than one hundred million Reais (100,000,000.00)~~ or that involve reputational and strategic aspects of the Company ~~to 0.333% of the Reference Value~~;

~~(xxxiv)~~(xxxvii) approve the performance of operations and business of any nature with related parties, in compliance with the provision of the Policy on Transactions with Related Parties and Other Situations of Conflict of Interests of the Company, ~~to be~~ as approved by the Board of Directors;

(xxxviii) approve (i) the Code of Conduct; (ii) the Securities’ Negotiation Policy, and (iii) the Contributions’ and Donations’ Policy, which shall observe the minimum requirements established by the Regulation of the Novo Mercado e by the Brazilian Code of Corporate Governance;

~~(xxxv)~~(xxxix) approve the annual and pluriannual integrated capital budgets (budgets of operations, budgets of investments, and the budgets of cash flow) of the Company and of its controlled companies and affiliates, establishment of the policy on investment and on the corporate strategy. The general annual integrated budget shall always be approved up to the last day of the previous calendar year and shall refer to the twelve months of the following fiscal year. At any time during the calendar year, the budget of the company shall cover a minimum period of six (6) months. The execution and performance of the approved budget shall be reviewed monthly at the General Shareholders’ Meetings of the Board of Directors;

~~(xxxvi)~~(xl) approve the execution~~, amendment, termination, renewal or cancellation~~ of any contracts or ~~commercial~~ agreements (except the contracting of debt ~~financial instruments~~) involving the ordinary course of the Company´s activities or of the controlled companies, directly or indirectly, including, but not limited to, services, consulting or supply agreements, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~that result for the Company an obligation involving that represent, separately or jointly, amount equal to or higher than 0.333% of the Reference Value one hundred million Reais (R$100,000,000.00)~~, as well as to approve the contractual termination or the execution of amendment terms to the agreements already executed that result in a new obligation of the same amount;

~~(xxxvii)~~(xli) approve the execution, amendment, termination, renewal or cancellation of any contracts, agreements or similar arrangements involving patents, processes of production and/or technology, copyrights, domain names, trademarks or deposited marks on behalf of the Company or of any company controlled by it or affiliate, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~whenever these acts involve amounts higher than 0.333% of the Reference Value one hundred million Reais (R$100,000,000.00)~~, except: (a) if effected between the Company and wholly-owned subsidiaries, except in cases of sale and/or final assignment, which shall be approved by the Board of Directors; and (b) for authorization of use of trademarks by controlled companies or affiliates.

~~Paragraph One – For all purposes and effects of this Bylaws, the “~~Reference Value~~” corresponds to the total amount of the net consolidated equity of the Company, as calculated at the end of the fiscal year immediately prior to the one will enter in force. Notwithstanding, the Board of Directors of the Company may approve the reduction of the percentages of the Reference Value for each one of the operations provided in the items of this Article.~~

~~Paragraph Two - Notwithstanding the values of range mentioned in this Article 23, without the prior authorization of the Board of Directors of the Company, in non-event may the Company´s management or of its controlled companies, directly or indirectly, practice any of the operations provided in items (xxix), (xxx) and (xxxii) of Article 23 if, within a same fiscal year, the set of that operation(s) totalizes an amount higher than 20% of the Reference Value.~~

Section III – Board of Officers

Article 24.      The Board of Officers, whose members are elected and dismissible at any time by the Board of Directors, shall be composed by, at least, two (2) and, up to, fifteen (15) members, elected for a period of two (2) years, reelection being allowed, being one (1) Global Chief Executive Officer and one (1) Chief Financial and of Investor Relations Officer and the others Vice President Officers with designation and functions to be proposed to the Board of Directors by the Global Chief Executive Officer, in the terms of Article 26 below, all being professionals who meet the parameters ~~related~~  indicated in Paragraphs Three and Four below.

Paragraph One - The positions of Chairman of the Board of Directors and of the Global Chief Executive Officer may not be occupied by the same individual, except as provided in Paragraph Two below.~~, except the event of vacancy that shall be purpose of specific disclosure to the market and to which shall be taken the measures to fill the respective positions in the term of up to one hundred and eighty (180) days).~~

Paragraph Two - The rule contained in Paragraph One of this Article does not apply in the event of vacancy of the position of Global Chief Executive Officer, in this case, the Company shall: (i) disclose the cumulation of positions as a result of the vacancy until the following business day of its occurrence; (ii) disclose, within the period of sixty (60) days, counted from the vacancy, the measures taken to cease the cumulation of the positions; and (iii) cease the cumulation within one (1) year.

~~Paragraph Two - The Financial Director, at the criteria of the Board of Directors, may cumulate its functions with the functions of the Director of Relations with Investors.~~

Paragraph Three - The election of the Board of Officers shall be made by the Board of Directors, being able to choose among the candidates pre-selected by the Global Chief Executive Officer. To this effect, the Global Chief Executive Officer will send to the Board of Directors a copy of the "resumé" of the candidate appointed, together with the terms of his hiring and all other necessary information to evidence the qualification established in Paragraph Four of this Article. If the Board of Directors does not approve the appointments presented, new names shall be presented, by the Global Chief Executive Officer, until they are approved by the Board of Directors.

Paragraph Four - The Board of Officers shall be integrated exclusively by professionals who have proven academic education and practice, acquired in courses and in the exercise of activities compatible with the functions for which they are being ~~considered~~ appointed.

Subsection III.1 - Competence

Article 25.      It is competence of the Board of Officers to:

(i) authorize the opening, the closing or the amendment to the address of branches, agencies, deposits, offices or any other facilities of the Company, in Brazil or abroad; ~~except the opening in jurisdictions where the Company has not previously established~~;

(ii) submit, annually, the appreciation by the Board of Directors, the Management Report and the accounts of the Board of Officers, together with the report of the independent auditors, as well as the proposal for the allocation of the earned profits of the previous year;

(iii) prepare and propose, to the Board of Directors, the annual and pluriannual budgets, the strategic plans, the projects of expansion and the programs of investment programs;

(iv) approve the corporate rules that shall guide the other approval competences and the responsibilities for the management acts necessary to the conduction of the Company´s activities, defining the limits of competence for several decision making processes, according to hierarchical levels of the Company and always observing the spheres of competence of the Board of Directors provided in Article 23 of this Bylaws ~~approve the assignment, transfer, sale and/or encumbrance of immovable properties of the Company or of controlled companies or affiliates, directly or indirectly, that are not discriminated in the Demobilization Plan already approved by the Board of Directors da Company, and represent, separately or jointly, value equal or higher than 0.067% and lower than 0.167% of the Reference Value~~;

(v) decide, by request of the Global Chief Executive Officer, on any subject that is not of the exclusive competence of the General Shareholders’ Meeting or of the Board of Directors;

(vi) approve the performance of certain operations and business with Related Parties, in compliance with the provisions of the Policy on Transactions with Related Parties and Other Situations of Conflicts of Interests of the Company;

~~(xvii) approve the execution, amendment, termination, renewal or cancellation of any contracts, agreements or similar involving patents, processes of production and/or technology, copyrights, domain names, trademarks or deposited on behalf of the Company or of any company controlled by it or affiliate, whenever these acts involve amounts lower than 0.333% of the Reference Value;~~

~~(xviii) authorize the practice of free reasonable acts, limited to 0.067% of the Reference Value, separately or jointly, in benefit of the employees or of the Community that the Company participates, including in benefit of Instituto BRF and of other non-profit organizations bound or not to the Company;~~

(vii) prepare the draft, for further submission to the deliberation of the Board of Directors (i) of the Code of Conduct; (ii) of Risk Management Policy, (iii) of the  Securities’ Negotiation Policy, (iv) of theRelated Parties’ Transaction Policy, and (v) of the Contributions’ and Donations’ Policy, that shall observe the minimum requirements established by the Regulation of the Novo Mercado and by the Brazilian Code of Corporate Governance.

Article 26.      Besides the other assignments established in this Bylaws, it is competence on, as for example:

(i) The Global Chief Executive Officer:

a.            convene and preside the meetings of the Board of Officers;

b.            represent the Board of Officers at the meetings of the Board of Directors;

c.            submit to the deliberation of the Board of Directors the proposals of the Board of Officers related to the annual and pluriannual budgets, the strategic plans, the projects of expansion and the programs of investment of the Company;

d.            inspect and guide the conduction of the financial, social and sustainability business and the activities of the other Officers;

e          present to the Board of Directors, the financial statements, the annual and pluriannual budgets ~~of operationd~~ and  investments’ budget, the financial planning and the cash flow; and

f           propose to the Board of Directors positions of Officers, with or without ~~special~~ specific designation, and the respective holders for the performance of specific functions that judges necessary.

 (ii) To the Chief Financial and of Investor Relations Officer:

a.            prepare, together with the other members of the Board of Officers ~~Officers~~ and under the coordination of the Global Chief Executive Officer, the budgets to be submitted to the approval of the Board of Directors and be responsible for the control of execution of these budgets mainly on what refers to the control of cash flow;

b.            guide the execution of the economical financial policy, supervising the economical financial activities, according to the determinations of the Board of Directors; and

c.            organize and coordinate the system of necessary information to its performance, as well as supervise all the controllership activities of the Company.

~~(iii) To the Investor Relations Officer:~~

~~a~~ d. represent the Company before CVM and other entities of the capital markets and financial institutions, as well as regulating bodies and stock exchanges, national and foreign, in which the Company has securities listed, besides complying with applicable regulatory rules to the Company on what is related to the registrations held by CVM and together with regulating bodies and stock exchanges in which the Company has securities listed and administer the policy of relationship with investors; and

~~b~~ e. monitor the compliance, by the shareholders of the Company, with the obligations provided in Chapter VIII of this Bylaws ~~by the shareholders of the Company~~ and report to the General Shareholders’ Meeting and/or to the Board of Directors, when requested, its conclusions, reports and diligences.

~~(iv)~~ (iii)  To the others Vice President Officers, whose designation will be given by the Board of Directors by suggestion of the Global Chief Executive Officer:

a.            guide, coordinate and supervise the specific activities under their responsibility; and

b.            execute specific charges that might be attributed by decision of the Global Chief Executive Officer.

Subsection III.2 – Representation of the Company

Article 27.      The Board of Officers, within the limits established by the Law and by this Bylaws, is vested with general management powers, that allow the practice of all the necessary acts for the regular functioning of the Company, to achieve its corporate purposes.

Article 28.      The active and passive representation of the Company, in or out of court, as well as the practice of all legal acts, shall be incumbent on:

(i)            any two (2) members of the Board of Officers ~~Officers,~~ acting jointly;

(ii)           any ~~Officer~~ member of the Board of Officers, jointly with an attorney in fact with specific powers; or

(iii)          two attorneys in fact with specific powers, always acting jointly.

Paragraph One - The Company may be represented by only one Officer or one attorney in fact with specific powers in the practice of the following acts:

(i)            representation of the Company at General Shareholders’ Meetings and the partners´ meetings of companies in which the Company participates;

(ii)           representation of the Company in court; or

(iii)          practice of acts of simple administrative routine, including before public bodies, mixed capital companies, boards of trade, Labor Justice, INSS, FGTS and the collecting banks, and others of the same nature.

Paragraph Two - The acts for which this Bylaws requires previous authorization of the Board of Directors shall only be valid once this requirement is met.

Paragraph Three - The Board of Officers may, through two of its members and upon competent instruments, to constitute attorneys in fact with specific powers to act on behalf of the Company, with mandate with determined term to be established case by case, except the judicial mandates that may be granted for undetermined term. In any case, it shall be respected the limitations and restrictions mentioned in this Article and the ones established by the Board of Directors.

Subsection III.3 – Meetings of the Board of Officers

Article 29.      The Board of Officers will hold meetings whenever necessary, drawing up minutes of these meetings in the proper book.

Paragraph One - The deliberations of the Board of Officers shall be taken by the majority of votes, being incumbent on the Global Chief Executive Officer, or on his substitute, the casting vote.

Paragraph Two - The minimum quorum of installation of the meetings of the Board of Officers is of two thirds (2/3) of its members.

Paragraph Three - If necessary, it is admitted the holding of meetings or the participation of the ~~Officers~~ members of the Board of Officers, at the meetings ~~da Board of Officers~~ of such board, by telephone, videoconference, electronic vote, or other means of communication that may ensure the effective participation and the authenticity of the vote. In this event, the member of the Board of Officers shall be considered present at the meeting, and his vote shall be considered valid for all legal purposes and incorporated to the minutes of the referred meeting.

Paragraph Four - In the absence or temporary impediments, the members of the Board of Officers will replace each other, by appointment of the Global Chief Executive Officer. If there is vacancy, the Board of Directors, within thirty (30) days, (i) shall appoint who shall (a) fill in the vacancy, whose term of office shall have a coincident term with the other members of the Board of Officers or (b) cumulate the respective function or (ii) deliberate on the non-fulfillment, temporary or permanent, of the position vacant, provided that this position is not of the Global Chief Executive Officer or Chief Financial and Investor Relations Officer.

V.           FISCAL COUNCIL

Article 30.      The Company shall have a permanent Fiscal Council, composed by three (3) effective members and equal number of alternates, elected by the General Shareholders’ Meeting, which will perform its functions until the first annual General Shareholders’ Meeting that occurs after its election, reelection being allowed, with the assignments, competence and compensation provided in the Law.

Paragraph One - The election of the members of the Fiscal Council shall occur by means of majority decision, being elected the three (3) candidates, and respective alternates, who receive the higher number of votes at the General Shareholders’ Meeting, observing the provision of article 161 of the Brazilian Corporation Law. If there is a Controlling Shareholder, it is ensured to the minority shareholders, provided they represent, jointly, ten percent (10%) or more of the shares issued by the Company, the right to elect, separately, one (1) member and the respective alternate of the Fiscal Council of the Company.

Paragraph Two - The members of the Fiscal Council shall be invested in their positions upon the execution of the term of investiture in the proper book, which shall contain the consent to all manuals, codes, regulations and internal practices of the Company, ~~and by the prior subscription of the Term of Consent of the Members of the Fiscal Council to which alludes the Listing Regulation of the Novo Mercado~~ and its subordination to the arbitration clause referred in Article 47.

Paragraph Three - The Fiscal Council will meet periodically, in the terms of its Internal Regulation, drawing up minutes of these meetings in the proper book.

Paragraph Four - The Fiscal Council shall elect its Chairman at the first meeting after its election and shall work according to the Internal Regulation approved by the Fiscal Council itself.

Article 31.      For the full exercise of the functions of the Fiscal Council the requirements provided in the applicable law, the provision in this Bylaws and in the Internal Regulation of the Fiscal Council shall be observed.

Paragraph One - It will be applicable to the members of the Fiscal Council the same obligations and preventions imposed by the Law and by this Bylaws to the Management of the Company.

Paragraph Two – In case of absence or vacancy of position of an effective member of the Fiscal Council, the respective alternate will occupy his place. In case ofvacancy of position of the effective member and of its respective alternate, the General Shareholders’ Meeting shall be convened to proceed to the election of a member to the position.

Paragraph Three - Observing the requirements and obligations contained in this Bylaws, as well as in the other applicable legal dispositions, the members of the Fiscal Council of the Company may be elected by the Board of Directors to also integrate the Audit Committee.

VI.          AUDIT AND INTEGRITY COMMITTEE

Article 32.      The Company will have an Audit and Integrity Committee in permanent functioning, comprised by, at least, three (3) and, by a maximum, five (5) members, being the majority independent members and, at least, one (1) of its ~~independent~~ members ~~shall~~ not belong to ~~of~~ the Board of Directors, in accordance with the requirements established in the applicable regulation, especially in CVM Instruction nº 509/11. At least one of the independent members of the Board of Directors shall be appointed to also integrate the Audit and Integrity Committee. None of the members of the Audit and Integrity Committee shall be a member of the Board of Officers.

Article 33.      The members of the Audit and Integrity Committee shall be appointed by the Board of Directors for terms of office of two (2) years and will occupy their positions for, at the most, ten (10) years, being dismissible at any time. If the member of the Committee is also a member of the Board of Directors, the term of office will end simultaneously for both positions.

Paragraph One - The performance of the activities of the members of the Audit and Integrity Committee shall observe the rules provided in the Brazilian law, especially in CVM Instruction 509/11, and in US law, including the provision of the Sarbanes–Oxley Act and the rules issued by the Securities and Exchange Commission - SEC.

Paragraph Two - At least one of the members of the Audit and Integrity Committee shall have proven knowledge in the areas of corporate accounting, of audit and finance, that characterizes him as financial specialist.

Paragraph Three - The Audit and Integrity Committee shall have the following assignments: 1) give opinion on the hiring and dismissal of the independent external auditor for the ~~preparation~~ conduction of the independent external audit or for any other type of  service; 2) supervise the activities: (a) of the independent auditors, such as to evaluate their independence, the quality and adequacy of the services provided to the needs of the Company; (b) of the area of internal controls of the Company; (c) of the area of internal audit of the Company; and (d) of the area of preparation of the financial statements of the Company; 3) monitor the quality and integrity: (a) of the mechanisms of internal controls; (b) of the quarterly information, interim statements and financial statements of the Company; and (c) of the information and measurement disclosed based on adjusted accounting data and on non-accounting data that add non-provided elements to the structure of the usual reports of the financial statements; 4) evaluate and monitor the risk exposures of the Company, being able, inclusively, to require detailed information on policies and procedures related with: (a) the management compensation; (b) the use of the Company´s assets; and (c) the expenses incurred on behalf of the Company; 5) evaluate and monitor, jointly with the management and the area of internal audit, the adequacy of the transactions with related parties entered into by the Company and its respective evidences; 6) evaluate, monitor and recommend to the management the correction or the improvement of the internal policies of the Company, including the Policy on Transactions with Related Parties; 7) evaluate the practices of integrity (compliance) of the Company and propose improvements; 8) evaluate and discuss the work annual plan for the independent external auditor and forward it for the approval of the Board of Directors; and ~~6~~ 9) prepare annual summarized report, to be presented together with the financial statements, containing the description of: (a) its activities, the results and conclusions reached and the recommendations presented; and (b) any situations in which there is significant discrepancy among the Company´s management, the independent external auditors and the Audit and Integrity Committee in relation to the financial statements of the Company.

Paragraph Four - The Audit and Integrity Committee will be an advisory body directly bound to the Board of Directors.

Paragraph Five - The Audit and Integrity Committee shall meet monthly and whenever necessary, so that the accounting information of the Company is always being evaluated by the committee before its disclosure.

Paragraph Six - The internal regulation of the Audit and Integrity Committee shall be approved by the Board of Directors and will describe in detail its functions, as well as its operational procedures.

Paragraph Seven - The Audit and Integrity Committee shall have means to receive, hold and respond to claims, including confidential, internal and external to the Company, ~~in matters related to the scope of its activities, including accounting matters, internal and audit controls~~ in relation to the non-compliance with the legal and regulatory requirements applicable to the Company, in addition tos internal regulations and codes, including with provision of specific procedures for the protection of the confidentiality of the information and of its provider.

Paragraph Eight - The Board of Directors will define the compensation of the members of the Audit and Integrity Committee. The Audit and Integrity Committee shall have operational autonomy and budget allocation, annual or by project, to conduct or determine the performance of consultations, assessments and investigations within the scope of its activities, including the hiring and use of external and independent specialists, to compensate these specialists and pay the ordinary administrative expenses of the Audit and Integrity Committee.

Paragraph Nine - The meetings of the Audit and Integrity Committee shall be recorded in minutes, considering that the decisions/recommendations shall be taken with favorable votes of 2/3 (two thirds) of its members.

Paragraph Ten - The coordinator of the Audit and Integrity Committee, together with other members when necessary or convenient, shall: (i) meet, at least quarterly, with the Board of Directors and with the Fiscal Council; and (ii) be present at the Annual General Shareholders’ Meeting and, when necessary, at the Extraordinary General Shareholders’ Meetings of the Company.

Paragraph Eleven - The members of the Audit and Integrity Committee shall elect, among the Independent Directors who are part of the Committee, the coordinator of the Committee, whose activities and assignments shall be defined in the internal regulation of the Committee.

Paragraph Twelve - The members of the Audit and Integrity Committee shall have the same fiduciary duties and responsibilities applicable to the Management of the Company, in the terms of the Brazilian Corporation Law.

VII.         FISCAL YEAR AND RESULTS

Article 34.      The fiscal year coincides with the calendar year and, in on its termination, the Company shall prepare the financial statements provided in the Brazilian Corporation Law for purposes of disclosure and assessment by the General Shareholders’ Meeting.

Article 35.      From the result of each fiscal year, it shall be deducted, before any participation, the eventual accrued losses and the provision for Income Tax.

Sole Paragraph - After the referred deductions in this Article are made, the General Shareholders’ Meeting may assign to the employees and Management, successively and in this order:

(i)            the statutory participation of the employees of the Company up to the maximum limit of ten percent (10%) of the remaining profits; and

(ii)           the statutory participation of the Management, up to the maximum legal limit.

Article 36.      After the participations mentioned in Article 35 above are deducted, the net profit of the year shall have successively the following destination:

(i)            five percent (5%) for the constitution of the Legal Reserve until it reaches twenty percent (20%) of the Capital Stock;

(ii)           twenty five percent (25%) as minimum mandatory dividend, adjusted according to Article 202 of the Brazilian Corporation Law, to be attributed to all the shares of the Company;

(iii)          twenty percent (20%) for the constitution of reserves for capital increase, until reaches the limit of twenty percent (20%) of the Capital Stock;

(iv)         until fifty percent (50%) for the constitution of the reserve for expansion, until it reaches eighty percent (80%) of the Capital Stock, with the purpose to ensure investments in fixed assets, or increases in working capital, including by means of amortization of the Company´s debts, regardless of the withholding of profit related to the capital budget, and its balance may be used: (i) in the absorption of losses, whenever necessary; (ii) in the distribution of dividends, at any time; (iii) in the operations of redemption, reimbursement or purchase of shares, authorized by the Law; and (iv) in the incorporation to the Capital Stock, including upon new bonus shares.

Article 37.      Except where otherwise provided at the General Shareholders’ Meeting, the payment of the dividends and of interest on own capital shall be made within sixty (60) days from the date of the respective deliberation.

Paragraph One - By deliberation of the Board of Directors, in the terms of Article 23 above, the Company can prepare semi-annual balance sheets or related to shorter periods, as well as declare dividends and/or interest on own capital on the account of profits earned in these balance sheets, of accrued profits or of reserves of profit existing in the last annual or semi-annual balance sheet, as provided in the Law.

Paragraph Two – The interim dividends and the interest on own capital declared in each fiscal year may be attributed to the mandatory dividend of the fiscal year.

Article 38.      The dividends not received or unclaimed shall prescribe within the term of three (3) years, counting from the date on which they were made available to the shareholder, and shall revert to the Company.

VIII.       SALE OF SHAREHOLDING CONTROL, OF DEREGISTRATION AS PUBLICLY HELD COMPANY AND DELISTING FROM THE NOVO MERCADO

Article 39.      The s~~S~~ale of the c~~C~~ontrol of the Company, directly or indirectly, both by means of a single operation, as by means of successive operations, shall be contracted under the condition precedent or subsequent, that the ~~P~~purchaser of the ~~C~~control undertakes to present a public offer for the purchase of the shares having as object the shares issued by the Company held by the other shareholders (“OPA”) ~~of the Company~~, observing the conditions and terms provided in the law and regulation in force and in the ~~Listing~~ Regulation of the Novo Mercado, as to ensure them equal treatment to the one given to the ~~Controlling~~  seller.

Paragraph One - For purposes of this Bylaws, it is understood as control and its related terms the power effectively used by shareholder to direct the corporate activities and to guide the functioning of the company´s bodies, whether directly or indirectly, in fact or by law, regardless of the equity interest held the shareholder. ~~The terms in capital letters shall have the following meanings:~~

~~“Controlling Shareholder” means the shareholder(s) or the Group of Shareholders, as defined below, who exercise the Power of Control of the Company.~~

~~“Controlling Selling Shareholder” means the Controlling Shareholder when he promotes the Sale of Control of the Company.~~

~~“Control Shares” means the block of shares that ensures, directly or indirectly, to its holder(s), the individual and/or shared control of the Power of Control of the Company.~~

~~“Outstanding Shares” means all the shares issued by the Company, except the shares held by the Controlling Shareholder, by people related to him, by Management of the Company and the ones held in treasury.~~

~~“Purchaser of the Control” means the one to whom the Controlling Selling Shareholder transfers the Control Shares in a Sale of Control da Company.~~

~~“Sale of Control da Company” means the transfer to a third party, for payment, of the Control Shares.~~

~~“Control” (as well as its related terms, “Controlled”, “under common Control” or “Power of Control”) means the power effectively used to direct the social activities and guide the functioning of the Company´s bodies, directly or indirectly, in fact or in law, independent of the equity interest held. There is a relative presumption of ownership of the control in relation to the person or to the Group of Shareholders that is holder of shares that have ensured the absolute majority of the votes of the shareholders present at the last three (3) General Shareholders’ Meetings of the Company, even if it is not holder of shares that ensures the absolute majority of the voting capital.~~

~~Paragraph Two - The Controlling Selling Shareholder may not transfer the ownership of his shares, neither the Company may register any transfer of representative shares of Control, while the Purchaser of the Control or the one who comes to hold the Power of Control may not subscribe the Term of Consent of the Controllers to which alludes the Listing Regulation of the Novo Mercado.~~

~~Paragraph Three - No Shareholders´ Agreement that provides on the exercise of the Power of Control may be registered at the Company´s head office without its signatories having subscribed the Term of Consent referred in Paragraph Two of this Article.~~

Paragraph Two ~~Four~~ - If the purchase of the control also subjects the ~~P~~purchaser of the control to perform an OPA required by Article 41 ~~3~~ of this Bylaws, the purchase price at the OPA will be the higher between the prices determined in compliance with this Article 39 ~~40~~ and Article 41 ~~3~~, Paragraph Three of this Bylaws.

Paragraph Three - In case of indirect sale of control, the purchaser shall disclose the value attributed to the Company for the purposes of defining the price of the OPA, as well as to disclose the justified evidence of this value.

Paragraph Four - The OPA shall observe the conditions and the terms provided in the law, the regulation in force and in the Regulation of the Novo Mercado.

~~Article 40 – The public offer referred in the previous Article shall also occur: (i) in cases in which there is onerous assignment of subscription rights of shares and other titles or rights related to securities convertible into shares, that result in the Sale of Control of the Company; and (ii) in case of sale of the Control of the company that holds the Power of Control of the Company, considering that, in this case, the Controlling Selling Shareholder is obliged to declare to BM&FBOVESPA the value attributed to the Company in this sale and attach documentation that proves i~~t~~..~~

~~Article 41. The shareholder who purchases the Power of Control of the Company, due to private purchase agreement of shares executed with the Controlling Shareholder, involving any amount of shares, shall undertake to: (i) make the public offer referred in Article 39 of this Bylaws; and (ii) reimburse the shareholders from who it has purchased shares at the stock exchange in the six (6) previous months to the date of the Sale of Control of the Company, and shall pay to them the eventual difference between the price of the public offer and the value paid per share eventually purchased in the stock exchange in the six (6) previous months to the date of purchase of the Power of Control, duly updated until the moment of the payment. The referred amount shall be distributed between the People who sold shares of the Company at the trading sessions in which the Purchaser of the Control made the purchases, proportionally to the net daily selling balance of each one, being incumbent to BM&FBOVESPA to operate the distribution, in the terms of its regulations.~~

Article ~~42~~ 40. After an operation of ~~S~~sale of c~~C~~ontrol of the Company and its subsequent OPA, the ~~P~~purchaser of the c~~C~~ontrol, whenever necessary, shall take the appropriate measures to restore the minimum percentage of outstanding shares provided in the Regulation of the Novo Mercado ~~of twenty five percent (25%) of the total of the Company´s outstanding shares~~, within the eighteen (18) ~~six~~ (~~6)~~ months following the purchase of the ~~P~~power of ~~C~~control.

~~Article 43.~~ Article 41. Any Purchasing Shareholder, who purchases or becomes holder of shares issued by the Company, in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company shall (i) immediately disclose such information by means of Material Fact Notice, as provided in the regulation issued by CVM; and (ii) in the maximum period of thirty (30) days counting from the date of the purchase or of the event that resulted in the ownership of shares in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, present or request registration of, as the case may be, an OPA of the totality of the shares issued by the Company, observing the provision of the applicable regulation of CVM, the regulations of B3 ~~BM&FBOVESPA~~ and the terms of this Article.

Paragraph One - For purposes of this Bylaws, (i) “Purchasing Shareholder” means any person, including, without limitation, any individual or legal entity, investment fund, condominium, securities portfolio, universality of rights, or other form of organization, resident, with domicile or with head office in Brazil or abroad, or Group of Shareholders, that purchases shares of the Company; and (ii) “Group of Shareholders” means the group of people: (a) bound by contracts or voting agreements of any nature, whether directly or by means of controlled companies, controlling companies or under common control; or (b) among which there is a control relationship; or (c) under common control.

Paragraph Two - The OPA shall be (i) directed indistinctly to all the shareholders of the Company, (ii) effected through an auction to be held at B3 ~~BM&FBOVESPA~~, (iii) presented by the price determined in accordance with Paragraph Three of this Article, and (iv) paid in cash, in national currency, against the purchase within the OPA of the shares issued by the Company.

Paragraph Three - The purchase price at the OPA of each share issued by the Company may not be lower than the highest value between (i) one hundred and forty percent (140%) of the average unit price of the shares issued by the Company during the last one hundred and twenty (120) days of the previous trading sessions to the date in which it becomes mandatory the performance of the OPA, at the stock exchange in which there is the highest volume of trading of shares issued by the Company; and (ii) one hundred and forty percent (140%) of the average unit price of the shares issued by the Company during the last thirty (30) days of the previous trading sessions to the date in which it becomes mandatory the performance of the OPA, at the stock exchange in which there is the highest volume of trading of shares issued by the Company.

Paragraph Four - The performance of the OPA mentioned in the head paragraph of this Article will not exclude the possibility of another shareholder of the Company, or, as the case may be, the Company itself, to formulate a competing OPA, in the terms of the applicable regulation.

Paragraph Five - The Purchasing Shareholder will be obliged to attend eventual requests or to meet the ~~the~~ requirements of CVM, formulated based on the applicable law, related to the OPA, within the maximum terms provided in the applicable regulation.

Paragraph Six - If the Purchasing Shareholder does not comply with the obligations imposed by this Article, including on what refers to the compliance of the maximum terms (i) for the performance or request of registration of the or (ii) for compliance or possible requests or requirements from CVM, the Board of Directors of the Company shall convene an Extraordinary General Shareholders’ Meeting, in which the Purchasing Shareholder will not be able to vote, to deliberate on the suspension of the exercise of the rights of the Purchasing Shareholder that did not comply with any obligation imposed ~~by this~~ in this Article, as provided in Article 120 of the Brazilian Corporation Law, without prejudice to the responsibility of the Purchasing Shareholder for losses and damages caused to the other shareholders as a result of non-compliance to the obligations imposed by this Article.

Paragraph Seven - Any Purchasing Shareholder who purchases or becomes holder of other rights, including usufruct or trust, over the shares issued by the Company in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, will be equally obliged to, in up to thirty (30) days counted from the date of such purchase or from the event that resulted in the ownership of such rights over shares in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, to present or request the registration, as the case may be, of an OPA, in the terms described in this Article.

Paragraph Eight - The obligations contained in Article 254-A of the Brazilian Corporation Law and in Article 39 ~~and, in Article 40 and in Article 41~~ of this Bylaws do not exclude the compliance, by the Purchasing Shareholder, with the obligations contained in this Article, except as provided in Article 45 and in Article 46 ~~Article 49 and in Article 50~~ of this Bylaws.

Paragraph Nine - The provision of this Article is not applicable if a person becomes holder of shares issued by the Company in amount higher than thirty three point thirty three percent (33.33%) of the total of the shares issued as a result: (i) of legal succession, under the conditions that the shareholder disposes the excess of shares in up to sixty (60) days counted from the relevant event, (ii) of the merger of another company into the Company, (iii) of the merger of shares of another company into the Company, or (iv) of the subscription of shares of the Company, made in a single primary issue, that has been approved at a General Shareholders’ Meeting of the shareholders of the Company, according to the rules provided in the applicable regulation.

Paragraph Ten - For purposes of calculation of the percentage of thirty-three-point thirty three percent (33.33%) of the total shares issued by the Company described in the head paragraph of this Article, it will not be calculated the involuntary increases of equity interest resulting from cancelation of shares held in treasury or of reduction of the Company´s capital stock with the cancelation of shares.

Paragraph Eleven - If CVM´s regulation applicable to the OPA, as provided in this Article determines the adoption of a criteria of calculation for setting the purchase price of each share of the Company in the OPA that results in purchase price higher than the one determined in the terms of Paragraph Three of this Article, the OPA provided in this Article shall be effected for the purchase price calculated in the terms of CVM´s regulation.

~~Article 44. If the shareholders present at the Extraordinary General Shareholders’ Meeting resolve on the delisting of the Company from the Novo Mercado, the Controlling Shareholder of the Company shall effect the public offer of purchase of shares, if the delisting occurs (i) for negotiation of its securities outside of the Novo Mercado, or (ii) for corporate restructure in which the Company´s securities resulting of such restructure are not admitted for negotiation in the Novo Mercado in the term of one hundred and twenty (120) days counted from the date of the General Shareholders’ Meeting that approved the operation. The minimum price to be offered shall correspond to the economic value calculated in the appraisal report, referred in Article 48 of this Bylaws, respecting the legal applicable rules and regulations.~~

~~Paragraph One - If there is no Controlling Shareholder, if the General Shareholders’ Meeting resolves (i) for the delisting of the Company from the Novo Mercado, due to registration for negotiation of its securities outside of the referred listing segment, or (ii) by the corporate restructure of the Company, in which the resulting company from this restructure does not have its securities admitted to negotiation at the Novo Mercado in the term of one hundred and twenty (120) days counted from the General Shareholders’ Meeting that approved the referred operation; the delisting from the Novo Mercado shall be conditioned to the performance of the OPA in the same conditions provided in the caput of this article..~~

~~Paragraph Two - In the cases provided in Paragraph One above, it shall be incumbent to the same General Shareholders’ Meeting to define the responsible(s) for the performance of the OPA, who, present at the meeting, shall expressly assume the obligation to hold the offer. In relation to the meeting that resolves on the corporate restructure, in the absence of definition of the responsible(s) for the OPA, it shall be incumbent to the shareholders who voted favorably to the corporate restructure to hold the referred offer.~~

Article 42. The Company´s delisting from the Novo Mercado, either by voluntary, compulsory act or by virtue of corporate restructuring, shall observe the rules contained in the Regulation of the Novo Mercado.

Article 43. Without prejudice to the provision of the Regulation of the Novo Mercado, the voluntary delisting from the Novo Mercado shall be preceded by an OPA that observes the procedures provided in the regulation issued by CVM on the OPA for the cancelation of registration as publicly held company and the following requirements: (i) the price offered shall be fair, being possible, the request of new valuation of the Company in the form established in the Brazilian Corporation Law; and (ii) shareholders holding more than 1/3 of the outstanding shares shall accept the OPA or expressly agree with the delisting from the Novo Mercado without the effective sale of the shares.

Sole Paragraph. The voluntary delisting from the Novo Mercado may occur regardless of the performance of the OPA mentioned in this Article, in the event of waiver approved at the General Shareholders’ Meeting, observing the rules and conditions of the Regulation of the Novo Mercado.

~~Article 45 - In the public offer of purchase of shares to be made by the Controlling Shareholder or by the Company for the cancelation of the registration of publicly held company of the Company, the minimum price to be offered shall correspond to the economic value calculated in the appraisal report, referred in Article 48 of this Bylaws, respecting the applicable legal rules and regulations.~~

~~Sole Paragraph - In the event there is no Controlling Shareholder, if the General Shareholders’ Meeting approves the cancelation of registration as publicly held company, the public offer of purchase of shares shall be effected by the Company itself, respecting the applicable legal rules and regulations.~~

~~Article 46. In the event there is no Controlling Shareholder and BM&FBOVESPA determines that (i) the quotations of the securities issued by the Company are disclosed separately, or (ii) the securities issued by the Company have their negotiation suspended in the Novo Mercado; both cases due to non-compliance of the obligations contained in the Listing Regulation of the Novo Mercado by act of fact of Management, the Chairman of the Board of Directors shall convene, in up to two (2) days from the determination, counting only the days in which there is circulation of the newspapers usually used by the Company, an Extraordinary General Shareholders’ Meeting for substitution of all the Board of Directors.~~

~~Paragraph One - If the Extraordinary General Shareholders’ Meeting referred in the caput of this Article is not convened by the Chairman of the Board of Directors in the term established, the meeting may be convened by any shareholder of the Company.~~

~~Paragraph Two - The new Board of Directors elected at the Extraordinary General Shareholders’ Meeting referred in the caput and in Paragraph One of this Article shall remedy the non-compliance of the obligations contained in the Listing Regulation of the Novo Mercado as soon as possible or in a new term granted by BM&FBOVESPA for this purpose, whichever is the lowest.~~

~~Article 47. In the event the delisting of the Company from the Novo Mercado occurs due to non-compliance of the obligations contained in the Listing Regulation of the Novo Mercado, the Controlling Shareholder shall effect a public offer of purchase of shares belonging to the other shareholders of the Company, in the terms provided in Article 44 of this Bylaws.~~

~~Paragraph One - In the event there is no Controlling Shareholder, if the non-compliance results (i) from deliberation at the General Shareholders’ Meeting, the public offer of purchase of shares shall be effected by the shareholders who have voted in favor of the deliberation that implies in the non-compliance; and (ii) of act or fact of the Management, the Management shall convene a shareholders General Shareholders’ Meeting whose agenda shall be the deliberation on how to remedy the non-compliance of the obligations contained in the Listing Regulation of the Novo Mercado or, as the case may be, deliberate on the delisting of the Company from the Novo Mercado.~~

~~Paragraph Two - In the event provided in item (ii) of Paragraph One, if the General Shareholders’ Meeting resolves on the delisting of the Company from the Novo Mercado, it shall be incumbent to the same General Shareholders’ Meeting to define the responsible(s) for the performance of the OPA provided in this article, who, present at the meeting, shall expressly assume the obligation to hold the offer.~~

~~Article 48. The appraisal report referred in Article 44 and in Article 45 of this Bylaws shall be prepared by a specialized institution or firm, with proven experience and independent of power of decision of the Company, its Management and Controllers, and the report shall meet the requirements of Paragraph One of Article 8 of the Brazilian Corporation Law and contain the responsibility provided in Paragraph Six of the same Article 8º.~~

~~Paragraph One - The choice of the specialized institution or firm responsible for the determination of the economic value of the Company is a competence of the General Shareholders’ Meeting, as of the presentation, by the Board of Directors, of the triple list, and the respective deliberation, not computing the votes in blank, shall be taken by the absolute majority of the votes of the Outstanding Shares manifested at the General Shareholders’ Meeting that (i) if installed on first call, shall count with the presence of shareholders that represent, at least, twenty percent (20%) of the total of the Outstanding Shares; or (ii) if installed on second call, may count with the presence of any number of shareholders representatives of Outstanding Shares.~~

~~Paragraph Two - The costs of preparation of the appraisal report required shall be fully borne by the responsible ones for the public offer of purchase of the shares, as the case may be.~~

Article 44. Without prejudice to the provision of the Regulation of the Novo Mercado, the compulsory delisting from the Novo Mercado shall be preceded by an OPA that observes the procedures provided in the regulation issued by CVM on public offers for purchase of shares for cancelation of registration of publicly held company and the requirements established in the head paragraph of Article 43.

Sole Paragraph. If the percentage of purchase of shares that authorizes the delisting from the Novo Mercado is not reached, after the performance of the OPA provided in the head paragraph, the shares issued by the Company will still be negotiated in the Novo Mercado, within six (6) months following the performance of the auction of the OPA, without prejudice of the application of eventual sanctions by B3.

~~Article 49.~~ Article 45. It is optional the formulation of a single OPA, aiming to more than one of the purposes provided in this Chapter VIII, in the ~~Listing~~ Regulation of the Novo Mercado, in the corporate law or in the regulation issued by CVM, provided it is possible to make procedures compatible with all types of OPA and there is no prejudice for the recipients of the offer and it is obtained the authorization from CVM when required by the applicable law.

Sole Paragraph - With the exception of the OPAs destined to the delisting from the Novo Mercado and/or to the cancelation of registration of publicly held company, the performance of a unified OPA may only occur by a shareholder of the Company who holds an amount equal or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, observing the provision of head paragraph of Article 41 as to the minimum price to be paid per share.

~~Article 50.~~ Article 46. The shareholders responsible for the performance of the OPA provided in this Chapter VIII, in the ~~Listing~~ Regulation of the Novo Mercado or in the regulation issued by CVM may ensure its effectiveness through any shareholder or third party.

Sole Paragraph - The Company or the shareholder, as the case may be, do not exempt itself from the obligation to present the OPA that is of his responsibility until the said OPA is concluded in compliance with the applicable rules.

IX.          ARBITRAL TRIBUNAL

~~Article 51.~~ Article 47. The Company, its shareholders, Management and members of Fiscal Council undertake to resolve, by means of arbitration, ~~before~~ in the Market Arbitration Chamber, in the form of its regulation, every and all ~~the disputes or~~ controversy that may~~m~~ arise between them, related~~s~~ to or arising~~s~~ from its condition as issuer, shareholder, Management or member of the Fiscal Council, as the case may be, and, specially, of the application, validity, efficacy, interpretation, violation and its effects, arising from the dispositions contained ~~in the Participation Agreement  in the Novo Mercado, in the Listing Regulation of the Novo Mercado, in the Sanctions Regulation, in this Bylaws, in the shareholders´ agreements filed at the Company´s head office~~ in Law nº 6.385/1976, in the Brazilian Corporation Law, in the rules edited by the National Monetary Council, in the Central Bank of Brazil or by CVM, ~~n~~as well as ~~the regulations of BM&FBOVESPA,~~ in the other applicable rules to the functioning of the capital market in general and the ones contained in the Regulation of the Novo Mercado, in the other regulations of B3 and in the participation agreement of the Novo Mercado, ~~and~~ as in the Arbitration Regulation of the Market Arbitration Chamber, to be conducted in compliance with this last Regulation.

X.           COMPANY´S LIQUIDATION

~~Article 52.~~ Article 48. The Company will be liquidated in the cases determined in the law, being incumbent on the General Shareholders’ Meeting to elect the liquidator or liquidators, as well as the Fiscal Council that shall work in this period, according to the legal formalities.

XI.          GENERAL PROVISIONS

~~Article 53.~~ Article 49. The Company shall observe the shareholders´ agreements filed at the head office, being expressly prevented to the members of the presiding board of the works of the general  meetings or of the meetings of the Board of Directors to accept declaration of vote of any shareholder, signatory of shareholders´ agreement duly filed at the head office or of member of the Board of Directors elected by the signatories of such agreement, that is cast in disagreement with what is agreed upon in the referred agreement, also being expressly forbidden to the Company to accept and proceed to the transfer of shares and/or to the encumbrance and/or to the assignment of preemptive right to the subscription of shares and/or of other securities that do not respect what is provided and regulated according to the shareholders´ agreement filed at the head office.

* * *

Attachment II – Comparative table of the amendments proposed in the Bylaws, with the indication of the justifications for each amendment, according to article 11, item II, of CVM Instruction n° 481/2009

Subtitle:

Amendments resulting from the Regulation of the Novo Mercado: in red

Amendments resulting from the Brazilian Code of Corporate Governance - CBGC: in purple

Amendments resulting from the review of spheres of the Board of Directors and Board of Officers: in green

Amendment in the composition of the Audit Committee: in yellow

Amendment in the name of the Audit Committee: in blue

Amendments resulting from other wording adjustments: in pink.

Amendments from cross numbering and references: in orange.

Current	Proposal	Justification
I. NAME, HEAD OFFICE, TERM AND CORPORATE PURPOSE

Article 1. BRF S.A. (“Company”) is a publicly held company, which is ruled by this Bylaws, by Law nº 6.404, of December 15, 1976, as amended (“Brazilian Corporation Law”) and by the other applicable laws and regulations.

Paragraph One – With the Company´s admission in the special listing segment referred as Novo Mercado, of BM&FBOVESPA S.A. – Bolsa de Valores, Mercadorias e Futuros (“BM&FBOVESPA”), the Company, its shareholders, management and members of the Fiscal Council are subject, when installed, to the provisions of the Listing Regulation of the Novo Mercado of BM&FBOVESPA (“Listing Regulation of the Novo Mercado”).

Paragraph One – With  ~~the admission~~ the entry of the Company into the special listing segment referred as Novo Mercado, of ~~BM&FBOVESPA S.A. – Bolsa de Valores, Mercadorias e Futuros (“~~BM&FBOVESPA~~”)~~ B3 S.A. – Brasil, Bolsa, Balcão (“B3”), the Company, its shareholders, including controlling shareholders, management and members of the Fiscal Council ~~are subject~~, when installed, are subject to the provisions of the ~~Listing~~ Regulation of the Novo Mercado of B3 ~~BM&FBOVESPA~~ (“Listing Regulation of the Novo Mercado”).

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Two – The provisions of the Listing Regulation of the Novo Mercado shall prevail over the statutory provisions, in the events of prejudice to the rights of the recipients of the public offers provided in this Bylaws.

Paragraph Two - The provisions of the ~~Listing~~ Regulation of the Novo Mercado shall prevail over the statutory provisions, in the event of prejudice to the rights of the beneficiaries of the public offers provided in this Bylaws.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 2. The Company´s head office and venue are in the City of Itajaí, State of Santa Catarina, at Rua Jorge Tzachel, 475, Bairro Fazenda, Zip Code 88.301-600, being able to establish branches, agencies, offices and other facilities anywhere in the national territory or abroad.

Article 3. It constitutes main corporate purpose of the Company the exercise of the following activities, in the national territory or abroad:

(i) the industrialization, commercialization, in retail and wholesale, and exploration of food in general, mainly animal protein by-products and food products that use the cold chain as support and distribution;

(ii) the industrialization and commercialization of animal feeds, nutrients and food supplements for animals;
(iii) the provision of food services in general;
(iv) the industrialization, refining and commercialization of vegetable oils, fats and dairy products;
(v) the exploration, conservation, storage, silage and commercialization of grains, its derivatives and by products;
(vi) the commercialization, in the retail and wholesale, of consumer and production goods including the commercialization of equipment and vehicles for the development of its logistical activity;
(vii) the export and the import of production and consumer goods;
(viii) the provision of services of transportation, logistics and distribution of cargo and food in general;
(ix) the participation in other companies, aiming the broadest achievement of the corporate purposes; and

(x) the participation in any project for the operation of the Company´s business.
Sole Paragraph - The Company may also engage, directly or by through third parties, in the activities of support to the core business indicated in Article 3 above, such as:	Sole Paragraph - The Company may also engage, directly or through third parties, in the activities of support to the core business indicated in Article ~~3º~~ above, such as:	Wording adjustment.
(i) ancillary activities of administrative, technical or operational support related to the creation of conditions for the better performance of its main activities;
(ii) transportation of cargo in general;
(iii) storage and stocking services of products and other services relating thereto;

(iv) activities of promotion and reposition of its products in the retail and in exposition points and sale to the end consumer, including the necessary support to the clients that allows the packaging and visualization of the products;

(v) services of receipt and allocation of raw material to be used in the production;
(vi) services of repair, maintenance and conservation of machinery and vehicles;
(vii) the promotion of activities, programs, technical assistance and promotion that aim the national agricultural development;
(viii) the industrialization, exploration and commercialization of packaging of any nature;

(ix) the exploration and creation of animals in general;
(x) the commercialization of commodities in general;
(xi) the research and development of techniques of production and of improvement of the genetic matrices of the Company;
(xii) the activities of reforestation, extraction, industrialization and commercialization of woods;

(xiii) the commercialization de real estates, properties, including machinery, equipment and vehicles, of the fixed assets, to meet with the activities inserted in the corporate purpose of the Company described in this article; and

(xiv) services of fuel supply for its own fleet or for third parties service providers, specially of freight, transportation, logistics and distribution.
Article 4. The term of duration of the Company is undetermined.
II. CAPITAL STOCK

Article 5. The Company´s capital stock is of twelve billion, five hundred and fifty-three million, four hundred and seventeen thousand, nine hundred and fifty-three Reais and thirty-six cents (R$ 12,553,417,953.36), fully subscribed and paid-in, divided into eight hundred and twelve million, four hundred and seventy-three thousand, two hundred and forty-six (812,473,246) common shares, all nominative and with no par value.

Paragraph One - The Company may not issue preferred shares or beneficiary parties.
Paragraph Two - The shares issued by the Company are indivisible and each common share entitles one vote in the deliberations of the General Shareholders’ Meetings.

Article 6. All the shares issued by the Company are in book-entry form and, according to deliberation of the Board of Directors, kept in deposit account, with a financial institution authorized by Comissão de Valores Mobiliários – CVM (“CVM”), on behalf of its holders.

Sole Paragraph. The cost of the transfer and registration, as well as the cost of the service related to the book-entry shares, may be charged directly from the shareholder by the bookkeeping institution, as it is defined in the agreement of the bookkeeping of shares.

Article 7. The Company is authorized to increase its capital stock, regardless of statutory reform, up to the number of shares in which the capital stock is divided is of one billion (1,000,000,000) common shares, upon deliberation of the Board of Directors.

Paragraph One – In the event provided in the head paragraph of this Article, it shall be incumbent on the Board of Directors to fix the issuance price and the number of shares to be issued, as well as the term and the conditions of payment in.

Paragraph Two – Within the limit of the authorized capital, the Board of Directors may, still: (i) deliberate the issuance of subscription bonus; (ii) according to the plan approved by the General Shareholders’ Meeting, grant stock option, without the shareholders having preemptive right in the granting of the options or subscription of the respective shares; (iii) approve the increase of the capital stock upon the capitalization of profits or reserves, with or without bonus shares; and (iv) deliberate  the issuance of debentures convertible into shares.

Article 8. At the discretion of the Board of Directors or of the General Shareholders’ Meeting it may be excluded or reduced the preemptive right of the shareholders, in any issuance of shares, debentures convertible into shares and subscription bonus, whose placement is made through sale in the stock exchange, public subscription or exchange for shares in public offer of purchase of control, as provided in the Law and in this Bylaws.

Article 9. The failure of the shareholder in the  payment of the capital it subscribed will imply in the charge of interest of one percent (1%) per month, pro rata temporis, monetary adjustment based on the variation of the General Market Price Index – IGP-M, disclosed by Fundação Getúlio Vargas – FGV, or another index that reflects the real loss of the power of purchase of the currency in the period, at the discretion of the Board of Directors of the Company, in the smallest periodicity  legally admitted, and fine of ten percent (10%) on the value of the obligation, without prejudice to the other applicable legal sanctions.

Article 10. By deliberation of the General Shareholders’ Meeting, by virtue of the proposal of the Board of Directors, the Company´s capital stock may be increased according to events provided in the law, being certain that in cases of capitalization of profits or reserves, it is optional the issue of new shares corresponding to the increase, among its shareholders, pro-rata the number of shares they hold.

III. GENERAL SHAREHOLDERS’ MEETING

Article 11. The General Shareholders’ Meeting, convened and installed according to the law and to this Bylaws, shall occur ordinarily within the first four (4) months following the end of the fiscal year and, extraordinarily, whenever the interests and corporate subjects require deliberation of the shareholders

Article 12. The General Shareholders’ Meeting shall be convened by the Board of Directors upon deliberation of the majority of its members or, still, in the events provided in this Bylaws and in the Sole Paragraph of Article 123 of the Brazilian Corporation Law.

Sole Paragraph - The Company shall make available, no later than the date of the first publication of the call notice, to all the shareholders, the material and documents necessary for the analysis of the matters contained in the Agenda, except the cases in which the law or the regulation in force requires its availability in a longer term.

Article 13. The General Shareholders’ Meeting shall be installed, on first call, with the attendance of shareholders representing, at least, twenty five percent (25%) of the capital stock, except when the law requires a higher quorum; and, on second call, with any number of shareholders.

Paragraph One - The Extraordinary General Shareholders’ Meeting that has as purpose the amendment to this Bylaws will be installed, on first call, with the attendance of shareholders that represent, at least, two thirds (2/3) of the capital stock but may be installed, on second call, with any number of shareholders present.

Paragraph Two – Subject to the exceptions provided in the applicable regulation, the first call of the General Shareholders’ Meeting shall be made with, at least, fifteen (15) days in advance and the second call with, at least, eight (8) days.

Paragraph Two - Subject to the exceptions provided in the applicable regulation, the first call of the General Shareholders’ Meeting shall be made with, at least, thirty (30) ~~fifteen (15)~~ days in advance and the second call with, at least, eight (8) days.

Adequacy to the rule provided in article 8 of CVM Instruction nº 559/2015, in view of the condition of the Company of sponsor of the program of Depositary Receipts.

Paragraph Three – The works of the General Shareholders’ Meeting shall be presided by the Chairman of the Board of Directors or, in his absence, by the Vice President. In the cases of absence or temporary impediment of the Chairman and of the Vice President of the Board of Directors, the General Shareholders’ Meeting shall be presided by a Director specially appointed by the Chairman of the Board of Directors. The chairman of the board shall appoint one or more secretaries for the General Shareholders’ Meeting.

Article 14. The deliberations in the General Shareholders’ Meeting, with the exception of the provisions in the law and in this Bylaws, shall be taken by absolute majority of votes of the attendees, the votes in blank not being counted.

Paragraph One - The General Shareholders’ Meeting may only resolve the subjects of the agenda contained in the respective call notice, with the exceptions provided in the Brazilian Corporation Law, being prevented the inclusion, in the agenda of the General Shareholders’ Meeting, matters named “other subjects” or “general subjects” or equivalent expressions.

Paragraph Two – From the works and deliberations of the General Shareholders’ Meeting, the minutes shall be drawn up, which shall be signed by the members of the board of works of the General Shareholders’ Meeting and by the shareholders present that represent, at least, the majority necessary for the deliberations taken.

Article 15. For the  benefit of the development of the works of the General Shareholders’ Meetings, the shareholders or their representatives shall present, with, at least, five (5) days in advance, besides the identity card, as the case may be: (i) a power of attorney with certification of the signature of the grantor and/or the documents that evidence the powers of the legal representative of the shareholder; and/or (ii) relatively to the shareholders participants of the fungible custody of book-entry shares, the statement containing the respective equity interest, issued by the financial institution responsible for the custody.

Paragraph One - Without prejudice to the provision in head paragraph of this Article, the shareholder that attends the General Shareholders’ Meeting with the documents that evidence its status of shareholder may participate and vote at the meeting.

Paragraph Two – The Company will adopt, in the inspection of the documentation for the due representation of the shareholder, the principle of good-faith.
Article 16. It is incumbent on the General Shareholders’ Meeting, besides the other assignments provided in law and in this Bylaws:
(i) attribute bonifications in shares and decide on eventual grouping and splitting of shares;

(ii) approve stock option plans or subscription of shares or granting of plans of shares to the Management and employees or to the individuals who provide services to the Company, as well as to the Management and employees or to individuals who provide services to other companies that are controlled, directly or indirectly, by the Company;

(iii) resolve, according to the proposal presented by the Management, the destination of the profit of the fiscal year and the distribution of dividends;
(iv) resolve the delisting of the Company from the Novo Mercado of BM&FBOVESPA;	(iv) resolve the delisting of the Company from the Novo Mercado~~da BM&FBOVESPA~~;	Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

(v) choose specialized firm responsible for the preparation of the appraisal report for the shares of the Company, in case of cancellation of the registration of the company as publicly held or the delisting from the Novo Mercado, as provided in Chapter VIII of this Bylaws; and

~~(v) choose specialized firm responsible for the preparation of appraisal report for the shares of the Company, in case of cancellation of registration of the publicly held company or delisting from the Novo Mercado, as provided in Chapter VIII of this Bylaws; and~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
(vi) establish the compensation of the Fiscal Council, pursuant to the of the Law and this Bylaws.	(v) establish the compensation of the Fiscal Council pursuant to the Law and this Bylaws; and	Numbering adjustment and formatting
New item. Without reference in the current version.	(vi) approve, in accordance with the terms Regulation of the Novo Mercado, the waiver of the presentation of the Public Offer of Purchase of Shares in case of exit from the Novo Mercado.	Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 17. The General Shareholders’ Meeting will establish annually the amount of the global annual compensation of the Management da Company, including benefits of any nature and the representation funds, in view of their responsibilities, the time dedicated to their functions, their competence and professional reputation and the value of their services in the market, being incumbent on the Board of Directors to establish the criteria for of the pro-rata of the global compensation among the Management.

Article 18. The General Shareholders’ Meeting may suspend the exercise of the rights of the shareholder that does not comply with a legal or statutory obligation, ceasing the suspension as soon as the obligation is complied with.

Paragraph One - The shareholders that represent five percent (5%), at least, of the capital stock, may convene the General Shareholders’ Meeting mentioned in the head paragraph of this Article when the Board of Directors does not meet, in the term of eight (8) days, the request that they present to convene one, with the indication of the obligation breached and the identification of the defaulting shareholder.

Paragraph Two – It shall be incumbent on the General Shareholders’ Meeting that approves the suspension of the rights of the shareholder to also establish, among other aspects, the scope and duration of the suspension, observing the preventions provided in the law.

Paragraph Three - The suspension of the rights will cease as soon as the obligation is fulfilled, and the said shareholders hall communicate the Company its fulfillment.
IV. MANAGEMENT
Section I – General Provisions to the Bodies of the Management

Article 19. The Company´s Management is carried out by the Board of Directors and by the Board of Officers, with the respective assignments granted by law and by this Bylaws.
Paragraph One - The Management of the Company are waived from providing guarantee for the exercise of the function.

Paragraph Two - The Management of the Company will be invested in their positions upon the execution of the term of investiture in the proper books, which shall contain the consent to all manuals, codes, regulations and internal policies of the Company, and by the prior subscription of the Term of Consent of the Management which alludes the Listing Regulation of the Novo Mercado.

Paragraph Two - The Management of the Company will be invested in their positions upon the execution of the term of investiture in the proper books, which shall also contemplate their subordination to the arbitration clause referred in Article 47, and which shall contain the consent to all manuals, codes, regulations and internal policies of the Company~~, and by the prior subscription of the Term of Consent of the Management which alludes the Listing Regulation of the Novo Mercado~~.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Three – It is expressly forbidden, and it shall be null and void the act practiced by any Management of the Company, that involves it in obligations related to business and operations alien from the corporate purpose, without prejudice of the civil or criminal responsibility, as the case may be, to which the violator of this disposition will be subject.

Paragraph Four - The term of office of the Management of the Company will be extended until the investiture of their respective successors.
Section II - Board of Directors

Article 20. The Board of Directors is composed by at least nine (9) and up to eleven (11) effective members, of which at least twenty percent (20%) shall be Independent Directors (as defined in Paragraph One), elected and dismissible by the General Shareholders’ Meeting, with unified term of office of two (2) years, reelection being allowed. When, due to the percentage referred above, results a fractional number of directors, a rounding shall be made in terms of the Listing Regulation of the Novo Mercado.

Article 20. The Board of Directors is composed by, at least, nine (9) and, up to, eleven (11) effective members, ~~of which at least twenty percent (20%) shall be Independent Directors (as defined in Paragraph One),~~ all elected and dismissible by the General Shareholders’ Meeting, with unified term of office of two (2) years, reelection being allowed. ~~When, due to the percentage referred above, results a fractional number of directors, a rounding shall be made in terms of the Listing Regulation of the Novo Mercado.~~

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph One – For purposes of this Article, “Independent Director” is the one defined as such in the Listing Regulation of the Novo Mercado, and expressly declared as such in the minutes of the General Shareholders’ Meeting that elects him.

Paragraph One - ~~For purposes of this Article, “~~Independent Officer~~” is the one defined as such in the Listing Regulation of the Novo Mercado, and expressly declared as such in the minutes of the General Shareholders’ Meeting that elects him.~~ Of the members of the Board of Directors, at least, two (2) or twenty percent (20%), whichever is higher, shall be Independent Directors, according to the criteria and rules provided in the Regulation of the Novo Mercado.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Corresponds to the final part of the caput of Article 20 as reproduced.

Article 20. (...) When, due to the percentage referred above, results a fractional number of directors, a rounding shall be made in terms of the Listing Regulation of the Novo Mercado.

Paragraph Two. When, due to the calculation of the percentage referred in the paragraph above, the result generates a fractional number, the Company shall proceed to the rounding of the number to the one immediately above~~due to the percentage referred above, results a fractional number of directors, a rounding shall be made in terms of the Listing Regulation of the Novo Mercado~~.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
New item. Without reference in the current version.

Paragraph Three. The characterization of the those appointed to the Board of Directors as Independent Directors shall be deliberated at the General Shareholders’ Meeting that elects them, which can base its decision: (i) on the declaration, forwarded by the one appointed as Independent Director to the Board of Directors, attesting its compliance with the criteria of independence established in the Regulation of the Novo Mercado, contemplating the respective justification, if verified any of the situations provided in § 2 of article 16 of the referred ~~Listing~~ Regulation; and (ii) the manifestation of the Board of Directors, inserted in the management proposal to the General Shareholders’ Meeting for the election of the Management, as to the compliance or not of the candidate with the criteria of independence.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
New item. Without reference in the current version.

Paragraph Four - The procedure provided in paragraph 3 above is not applied to the appointments of candidates to members of the Board of Directors that do not meet the time in advance necessary for inclusion of candidates in the vote bulletin, as provided in the regulation issued by CVM on distance voting.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

New item. Without reference in the current version.

Paragraph Five - The Board of Directors shall assess and disclose annually who are the Independent Directors, as well as to appoint and justify any circumstances that may jeopardize their independence.

Adjustment to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.

Paragraph Two – As to the election of the members of the Board of Directors, the General Shareholders’ Meeting shall appoint a Chairman and a Vice President, the Vice President shall substitute the Chairman in his absences or impediments, as well as in case of vacancy.

Paragraph Six ~~Two~~ - As to the election of the members of the Board of Directors, the General Shareholders’ Meeting shall appoint a Chairman and a Vice President, the Vice President shall substitute the Chairman in his absences or impediments, as well as in case of vacancy.

Numbering adjustment.

Paragraph Three – Whenever the General Shareholders’ Meeting is convened to resolve the election of the Board of Directors, the members of such body shall approve a proposal of full plate of candidates for the vacancies in the Board of Directors, including appointment for the positions of Chairman and Vice President of the Board of Directors, which shall be submitted to the approval of the General Shareholders’ Meeting.

Paragraph Seven ~~Three~~ - Whenever the General Shareholders’ Meeting is convened to resolve on the election of the Board of Directors, the members of such body shall approve a proposal of full plate of candidates for the vacancies in the Board of Directors, including appointment for the positions of Chairman and Vice President of the Board of Directors, which shall be submitted to the approval of the General Shareholders’ Meeting.

Numbering adjustment.

Paragraph Four – If any shareholder wants to appoint one or more candidates to compose the Board of Directors that does(do) not integrate the plate proposed as provided in Paragraph Three of this article, such shareholder shall notify the Company proposing another plate to run for the positions at the Board of Directors of the Company, in writing and preferably with, at least five (5) days in advance of the date scheduled for the General Shareholders’ Meeting, informing the name, the qualification and the complete professional resumé of the candidate(s), being incumbent on the Company to provide its immediate disclosure, by means of a Notice to the Shareholders through the electronic system available at the website of CVM . The Company will not accept the registration of any plate, nor the exercise of the voting right in the election of the members of the Board of Directors, in circumstances that configure violation to the dispositions of the applicable regulation.

Paragraph Eight ~~Four~~ - If any shareholder wants to appoint one or more candidates to compose the Board of Directors that do not integrate the plate proposed as provided in Paragraph Seven ~~Three~~ of this article, such shareholder shall notify the Company proposing another plate to run for  the positions at the Board of Directors of the Company, in writing and preferably with at least five (5) days in advance of the date scheduled for the General Shareholders’ Meeting, informing the name, the qualification and the complete professional resumé of the candidate(s), being incumbent n the Company to provide its immediate disclosure, by means of a Notice to the Shareholders through the electronic system available at the website of CVM. The Company will not accept the registration of any plate, nor the exercise of the voting right in the election of the members of the Board of Directors, in circumstances that configure violation to the dispositions of the applicable regulation.

Numbering and cross reference.

Paragraph Five - It is forbidden the presentation of more than one plate by the same shareholder. However, one individual may be part of two or more plates, including the one proposed in the terms of Paragraph Four above.

Paragraph Nine ~~Five~~ - It is forbidden the presentation of more than one plate by the same shareholder. However, one individual may be part of two or more plates, including the one proposed in the terms of Paragraph Eight ~~Four~~ above.

Numbering and cross reference.

Paragraph Six – If it receives, in writing, the request for the adoption of the procedure of multiple voting, in the form of Article 141, Paragraph One, of the Brazilian Corporation Law, the Company shall disclose the receipt and content of such request, immediately, by means of a Notice to the Shareholders through the electronic system available at the website of CVM in the form defined by the law or by CVM.

Paragraph Ten ~~Six~~ - If it receives ~~in~~ written request of adoption of the procedure of multiple voting, in the form of Article 141, Paragraph One of the Brazilian Corporation Law, the Company shall disclose the request and content of such request, immediately, by means of a Notice to the Shareholders through the electronic system available at the website of CVM or in the form defined by the law or by CVM.

Wording and numbering adjustment.

Paragraph Seven – If the election of the Board of Directors occurs by means of the procedure of multiple voting, each member of the plates presented in the form of this Article will be considered a candidate for the position of officer.

Paragraph Eleven ~~Seven~~ - If the election of the Board of Directors occurs by means of the procedure of multiple voting, each member of the plates presented in the form of this Article will be considered a candidate for the position of officer.

Numbering adjustment.

Paragraph Eight – Whenever the election occurs by the procedure of multiple voting, the dismissal of any member of the Board of Directors by the General Shareholders’ Meeting will imply in the dismissal of all the other members, proceeding to a new election.

Paragraph Twelve ~~Eight~~ - Whenever the election occurs by the procedure of multiple voting, the dismissal of any member of the Board of Directors by the General Shareholders’ Meeting will imply in the dismissal of all the other members, proceeding to a new election.

Numbering adjustment.

Paragraph Nine – In the events of vacancy of positions of effective members of the Board of Directors, the remaining members shall appoint a substitute who will fill in the position until the next General Shareholders’ Meeting, occasion on which it will be elected a new director to complete the term of office. In case of simultaneous vacancies above one third (1/3) of its members, a General Shareholders’ Meeting will be convened, within thirty (30) days of this event, for the election of the substitutes, whose term of office will coincide with the term of office of the other directors.

Paragraph Thirteen ~~Nine~~ - In the events of vacancy of positions of effective members of the Board of Directors, the remaining members shall appoint a substitute who will fill in the position until the next General Shareholders’ Meeting, occasion on which it will be elected a new director to complete the term of office. In case of simultaneous vacancies above one third (1/3) of its members, a General Shareholders’ Meeting will be convened, within thirty (30) days of this event, for the election of the substitutes, whose term of office will coincide with the term of office of the other directors.

Numbering adjustment.

Paragraph Ten – The members of the Board of Directors shall have impeccable reputation, not being able, except as approved at the General Shareholders’ Meeting, to be elected those that (i) occupy positions in companies that may be considered as competitors of the Company; or (ii) have or represent conflicting interest with the Company. If, after the election of the member of the Board of Directors, any fact that configures event of impediment for the holding of the position of director, provided in the Brazilian Corporation Law or in this paragraph, the member who is subject to the impediment undertakes to immediately present his resignation to the Chairman of the Board of Directors.

Paragraph Fourteen ~~Ten~~ – The members of the Board of Directors shall have impeccable reputation, not being able, except as approved at the General Shareholders’ Meeting, to be elected those that (i) occupy positions in companies that may be considered as competitors of the Company; or (ii) have or represent conflicting interest with the Company. If, after the election of the member of the Board of Directors any fact that configures event of impediment for the holding of the position of director, provided in the Brazilian Corporation Law or in this paragraph, the member who is subject to the impediment undertakes to immediately present his resignation to the Chairman of the Board of Directors.

Numbering adjustment.
Subsection II.1 – Meetings and Substitutions

Article 21. The Board of Directors shall meet, ordinarily, once per month and, extraordinarily, whenever convened by its Chairman or by the majority of its members, drawing up minutes of these meetings in the proper book.

Paragraph One – The call for the meetings of the Board of Directors will be given, in writing, by means of a letter, telegram, e-mail or other form that allows the proof of receipt of the call by the recipient, and shall contain, besides the place, date and time of the meeting, the agenda.

Paragraph Two – The meetings of the Board of Directors shall be convened with, at least, five (5) business days in advance. On the same call date of the meeting, the material and documents necessary to the consideration of the issues of the agenda of the meeting of the Board of Directors shall be made available to the directors.

Paragraph Three –Regardless of the formalities of the call, it will be considered regular the meeting at which all the members of the Board of Directors are present.

Paragraph Four – The meetings of the Board of Directors shall be installed, on first call, with the presence of, at least, two thirds (2/3) of its members. On second call, which shall be object of a new communication to the directors in the form of Paragraph One of this Article, sent immediately after the date established for the first call, the meeting will be installed with the presence of the simple majority of the directors.

Paragraph Five - If necessary, the holding of meetings of the Board of Directors or the participation of the directors at the meetings of the Board of Directors may be carried out by telephone, videoconference, electronic vote, or other means of communication that may ensure the effective participation and the authenticity of the vote. In this circumstance, the director shall be considered present at the meeting, and the vote will be considered valid for all legal purposes and incorporated into the minutes of the referred meeting.

Paragraph Six - No member of the Board of Directors may have access to information, participate in deliberations and discussions of the Board of Directors or of any management bodies, exercise the vote or, in any form, intervene in the subjects in which he is, directly or indirectly, in a situation of conflicting interest with the interests of the Company, in terms of the Law.

Paragraph Seven - The deliberations of the Board of Directors shall be taken by the majority of the votes of those present, being incumbent on the Chairman of the Board of Directors the casting vote in the cases of a draw.

New item. Without reference in the current version.	Paragraph Eight – The minutes of the meetings of the Board of Directors shall be worded clearly and record the decisions taken, the people present, the dissenting votes and the vote abstentions.	Adjustment to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.

Article 22. In the event of absence or temporary impediment, the directors may be represented at the meetings of the Board of Directors by another director appointed, in writing, who, besides his own vote, will express the vote of the director absent or temporarily impeded.

Paragraph One - In the event of absence or temporary impediment of the Chairman of the Board, his functions shall be exercised, on a temporary basis, by the Vice President.
Paragraph Two - In the event of absence or temporary impediment do Vice President, will be incumbent on the Chairman to appoint, among the other members of the Board of Directors, the substitute.

Subsection II.2 - Competence
Article 23. It is competence of the Board of Directors, besides the other assignments provided in the law and this Bylaws:
(i) establish the general guidance of the Company´s business;

(i) establish the general guidance of the Company´s business, considering the impacts of the Company´s activities on the society and on the environment, aiming the continuity of the Company and the creation of value in the long term;

Adjustment to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.
New item. Without reference in the current version.	(ii) define the values and ethical principles of the Company and ensure the maintenance of the Company´s transparency in the relationship with all the interested parties;	Inclusion to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.
(ii) elect and dismiss the Officers of the Company or of its controlled companies, directly and indirectly, and establish their assignments, observing the provision of this Bylaws;

~~(ii)~~(iii) elect and dismiss the ~~Officers~~ members of the Board of Officers of the Company or of its controlled companies, directly and indirectly, and establish their assignments, observing the provision of this Bylaws;

Wording and numbering adjustment.
(iii) inspect the management of the Officers, examine, at any time, the books and papers of the Company, request information on agreements executed or to be executed and any other acts;

~~(iii)~~(iv) inspect the management of the ~~Officers~~ members of the Board of Officers, examine at any time the books and papers of the Company, request information on agreements executed or about to be executed and on any other acts;

Wording and numbering adjustment.
(iv) convene the General Shareholders’ Meeting when judged convenient and in the cases provided in the Law;	~~(iv)~~(v) convene the General Shareholders’ Meeting when judged convenient and in the cases provided in Law;	Numbering adjustment.
(v) manifest on the Management report, the accounts of the Board of Officers and the financial statements related to each fiscal year;	~~(v)~~(vi) manifest on the Management report, the accounts of the Board of Officers and the financial statements related to each fiscal year;	Numbering adjustment.

(vi) distribute among the members of the Board of Directors and of the Board of Officers, the annual global compensation established by the General Shareholders’ Meeting and establish the criteria for the participation in the profits of the employees and Management, as provided in this Bylaws;

~~(vi)~~(vii) distribute among the members of the Board of Directors and of the Board of Officers the annual global compensation established by the General Shareholders’ Meeting and establish the criteria for the participation in the profits of the employees and Management, as provided in this Bylaws;

Numbering adjustment.
(vii) authorize the opening of branches, agencies, deposits, offices or any other facilities of the Company in jurisdictions where the Company has no previous facility;

(viii) authorize the incorporation and winding-up of controlled companies, direct or indirectly, by the Company; ~~opening of branches, agencies, deposits, offices or any other facilities of the Company in jurisdictions where the Company has no previous facility;~~

Exclusion of the item as result of the attribution of competence provided in it to the Board of Officers.
(viii) choose and dismiss the independent auditors appointed by the Audit Committee;	~~(viii)~~ (ix) choose and dismiss the independent auditors appointed by the Audit and Integrity Committee;	Numbering and name of the Audit Committee adjustment.
(ix) propose to the General Shareholders’ Meeting the issue of new shares of the Company above the limit of the authorized capital;	(x) ~~(ix)~~ propose to the General Shareholders’ Meeting the issue of new shares of the Company above the limit of the authorized capital;	Numbering adjustment.

(x) except in the cases of competence of the General Shareholders’ Meeting, in the terms of the regulation issued by CVM, deliberate (a) the purchase of shares issued by the Company for maintenance in treasury or for use in plans approved by the General Shareholders’ Meeting; and (b) the eventual sale or cancelation of such shares;

(xi) ~~(x)~~except in the cases of competence of the General Shareholders’ Meeting, in the terms of the regulation issued by CVM, deliberate (a) the purchase of shares issued by the Company for maintenance in treasury or for use in plans approved by the General Shareholders’ Meeting; and (b) the eventual sale or cancelation of such shares;

Numbering adjustment.

(xi) resolve the issue by the Company or by its controlled companies, directly and indirectly, of debentures not convertible into shares, promissory notes (commercial paper) and other similar credit titles;

(xii) ~~(xi)~~ resolve the issue by the Company or by its controlled companies, directly and indirectly, of debentures not convertible into shares, promissory notes (commercial paper) and other similar credit titles;

Numbering adjustment.

(xii) resolve the issue by the Company of shares, subscription bonus and debentures convertible into shares, within the limit of the authorized capital, establishing the amount, the conditions of payment in and the respective subscription prices and premium, as well as if it will be ensured the preemptive right to the shareholders or reduced the term for its exercise, as authorized by the law in force;

(xiii) ~~(xii)~~ resolve the issue by the Company of shares, subscription bonus and debentures convertible into shares, within the limit of the authorized capital, establishing the amount, the conditions of payment in and the respective subscription prices and premium, as well as if it will be ensured the preemptive right to the shareholders or reduced the term for its exercise, as authorized by the law in force;

Numbering adjustment.

(xiii) resolve the preparation of semiannual balance sheets of the Company or related to shorter periods, , as well as to declare interim dividends to the account of profits calculated in these balance sheets, or to the Account of Accrued Profits or of Profits Reserve existing in the last annual or semiannual balance sheet, in the form provided in law and/or the distribution of capital interest, as provided in Law nº 9.249, of December 26, 1995, as amended;

(xiv) ~~(xiii)~~ resolve the preparation of semiannual balance sheets of the Company or related to shorter periods, as well as to declare interim dividends to the account of profits calculated in these balance sheets, or to the Account of Accrued Profits or of Profits Reserve existing in the last annual or semiannual balance sheet, in the form provided in law and/or the distribution of capital interest, as provided in Law nº 9.249, of December 26, 1995, as amended;

Numbering adjustment.

(xiv) approve the policy on the payment of dividends of the Company;	(xv) ~~(xiv)~~ approve the policy on the payment of dividends of the Company;	Numbering adjustment.

(xv) propose to the Annual General Shareholders’ Meeting, observing the limits established in Article 35, sole paragraph, of this Bylaws, the amounts to be paid as statutory participation of the employees and Management in the profits of each fiscal year, as well as to define the criteria for distribution of such amounts;

(xvi) ~~(xv)~~ propose to the Annual General Shareholders’ Meeting, observing the limits established in Article 35, sole paragraph, of this Bylaws, the amounts to be paid as statutory participation of the employees and Management in the profits of each fiscal year, as well as to define the criteria for distribution of such amounts;

Numbering adjustment.

(xvi) authorize the practice of free reasonable acts by the Company, involving amounts higher than 0.067% and limited to 0.333% of the Reference Value, separately or jointly, for the benefit of the employees or of the community where the Company participates;

(xvii) ~~(xvi)~~ authorize the practice of free reasonable acts by the Company, ~~involving amount equal to or higher than one million Reais (R$ 1,000,000.00),~~ for the benefit of any individual or entity, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~values higher than 0.067% and limited to 0.333% of the Reference Value, separately or jointly, in benefit of the employees or of the community that the Company participates~~;

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xvii) present proposal for approval at the General Shareholders’ Meeting of stock option plan or plan of concession of shares to its Management or employees, or to individuals who provide services to the Company, as well as to the Management and employees or individuals who provide services to the Company and its controlled companies, directly and indirectly, within the limit of the authorized capital, being incumbent on the Board of Directors the Management of the referred plan, including the granting of options and concessions of shares in the scope of such plans;

(xviii) ~~(xvii)~~ present proposal for approval at the Meeting of stock option plan or plan of concession of shares to its Management or employees, or to individuals who provide services to the Company, as well as to the Management and employees or individuals who provide services tos ~~Company e~~ its controlled companies, directly and indirectly, within the limit of the authorized capital, being incumbent to the Board of Directors the Management of the referred plan, including the grant of options and concessions of shares in the scope of such plans;

Numbering and wording adjustment.
(xviii) authorize amendments to the trading and issue of American Depositary Receipts – ADRs by the Company or of its controlled companies, directly and indirectly;	(xix) ~~(xviii)~~ authorize amendments to the trading and issue of American Depositary Receipts – ADRs by the Company or of its controlled companies, directly and indirectly;	Numbering adjustment.
New item. Without reference in the current version.

(xx) approve its internal regulation which shall provide for, at least, the following matters: (i) the attributions of the Chairman of the Board of Directors; (ii) the rules of replacement of the Chairman of the Board of Directors in case of his absence or vacancy; (iii) the measures to be adopted in situations of conflict of interests; (iv) the definition of the term in advance sufficient for receiving the material for discussion at the meetings, with the adequate depth; and (v) the possibility of holding, during the meetings of the Board of Directors, exclusive sessions with the external members of the Board of Directors, without the presence of the members of the Board of Officers and other guests;

Inclusion to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.

(xix) constitute technical or advisory committees, of non-deliberative character, to perform specific tasks or for generic activities of the Company´s interest, in the terms and conditions defined by the Board of Directors. The Committees may act, among others, in the following areas: (i) strategy and finance, (ii) governance and ethics, and (iii) compensation of Management and executive development;

~~(xix)~~(xxi) constitute technical or advisory committees, of non-deliberative character, to perform specific tasks or for generic activities of the Company´s interest, in the terms and conditions defined by the Board of Directors. The Committees may act, among others, in the following areas: (i) strategy and finance, (ii) corporate governance, conduct and ethics, and (iii) compensation of Management and executive development;

Adjustment to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.

(xx) monitor the compliance of the assignments of the committees that may be created to advise the Board of Directors, approve their respective regulations and assess their technical opinions and reports, in the terms of the law in force and of this Bylaws;

~~(xx)~~(xxii) monitor the compliance of the assignments of the committees that may be created to advise the Board of Directors, approve their respective regulations and assess the technical opinions and reports, in the terms of the law in force and of this Bylaws;

Numbering adjustment.
New item. Without reference in the current version.

(xxiii) establish mechanisms of periodic assessment of the performance of its members, with the purpose to contribute to the improvement and the effectiveness of the governance of the Company, being able to hire external specialists for the assessment process;

Inclusion to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.

(xxi) define the triple list of specialized firms in economic evaluation of companies, for the preparation of the appraisal report of the Company´s shares, in case of  deregistration as publicly held company or delisting from the Novo Mercado, as defined in Article 48 of this Bylaws;

~~(xxvi) define the triple list of specialized firms in economic evaluation of companies, for the preparation of the appraisal report of the Company´s shares, in case of cancellation of registration of publicly held company or delisting from the Novo Mercado, as defined in Article 48 of this Bylaws;~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

New item. Without reference in the current version.

(xxiv) prepare and make public grounded opinion containing favorable or contrary opinion to the acceptance of any and all corporate restructuring, capital increase and other operations that results in change of control, within fifteen (15) days from the disclosure of all the conditions of the operation that results in the change of control. This opinion shall manifest if such operation ensures fair and equitative treatment to the shareholders of the Company;

Inclusion to adapt the practices of the Company to the ones recommended by the Brazilian Code of Corporate Governance.

(xxii) prepare and make public previously grounded opinion on any and all public offer of purchase of the shares issued by the Company, in up to fifteen (15) days of the publication of the notice of the public offer of purchase of shares, in which it will manifest: (a) on the convenience and opportunity of the offer as to the interest of all the shareholders and in relation to the liquidity of the securities held by them; (b) on the repercussions of the offer on the Company´s interests; (c) as to the strategic plans disclosed by the offering party in relation to the Company; and (d) other points that consider relevant. In the opinion, the Board of Directors shall manifest grounded favorable or contrary opinion to the acceptance of the public offer of purchase of shares, warning that it is responsibility of each shareholder the final decision on its acceptance, or not;

~~(xxii)~~(xxv) prepare and make public previously grounded opinion containing favorable or contrary opinion to the acceptance of any and all public offer for the purchase of shares or securities convertible into or exchangeable for shares issued by the Company, within fifteen (15) days from the publication of the notice of the public offer of purchase of shares, or securities convertible into shares or exchangeable for share issued by the Company, in which it will manifest: (a) on the convenience and opportunity of the public offer of purchase of shares, or securities convertible into shares or exchangeable for share issued by the Company, as to the interest of the Company and of all of ~~the~~ its shareholders and in relation to the price and to the possible impacts on the ~~to~~ liquidity of the securities held by them; ~~(b) on the repercussions of the offer on the Company´s interests;~~ (b~~c~~) as to the strategic plans disclosed by the offering party in relation to the Company; and (c~~d~~) ~~other points that consider relevant. In the opinion, the Board of Directors shall manifest reasoned favorable or contrary opinion to the acceptance of the public offer of purchase of shares, warning that it is responsibility of each shareholder the final decision about the acceptance, or not, of the referred offer~~ the eventual alternatives to the acceptance of the public offer of purchase of shares, or securities convertible into shares or exchangeable for share issued by the Company, available in the market;

Adjustment resulting from the new Regulation of the Novo Mercado, that entered into force as of 01.02.2018 and wording adjustments for better interpretation of the rule.

(xxiii) proposals of amendments to the Company´s Bylaws, that are related to the term of duration of the company, corporate purpose, increases or reductions of capital, issue of  marketable securities and/or securities, exclusion of the preemptive right in the subscription of shares and other titles and/or securities, dividends,  interest on own capital, powers and assignments of the General Shareholders’ Meeting, structure and assignments of the Board of Directors and of the Board of Officers, and respective quorums of deliberation;

~~(xxiii)~~(xxvi) submit to the General Shareholders’ Meeting proposals of amendments to the Company´s Bylaws, that are related to the term of duration of the ~~company~~ Company, corporate purpose, increases or reductions of capital, issue of  marketable securities and/or securities, exclusion of the preemptive right in the subscription of shares and other titles and/or securities, dividends, interest on own capital, powers and assignments of the General Shareholders’ Meeting, structure and assignments of the Board of Directors and of the Board of Officers, and respective quorums of deliberation;

Wording and numbering adjustment.

(xxiv) approve the annual Demobilization Plan of the Company proposed by the Board of Officers, as well as the assignment, transfer, sale and/or encumbrance of real estate assets of the Company or of controlled companies or affiliates, directly or indirectly, that are not discriminated in the Demobilization Plan already approved and that represent, separately or jointly, amount equal to or higher than 0.167% of the Reference Value;

~~(xxiv)~~(xxvii) approve the annual ~~D~~demobilization ~~P~~plan of the Company proposed by the Board of Officers, as well as the purchase, assignment, transfer, sale and/or encumbrance of real estate assets of the Company or of controlled companies or affiliates, directly or indirectly, that are not discriminated in the Demobilization Plan already approved, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~and that represent, separately or jointly, amount equal to or higher than one hundred million Reais (100,000,000.00) to 0.167% of the Reference Value~~;

Adjustment of the wording and resulting of the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxv) approve the proposal of split, merger, merger in which the Company or controlled companies and affiliates, directly or indirectly, are part or of the Company itself, as well as the Company´s transformation into any other form of corporate restructuring;

~~(xxv)~~(xxviii) approve the proposal of split, merger, incorporation in which the Company or controlled companies and affiliates, directly or indirectly, are part or of the Company itself, as well as the Company´s transformation or any other form of corporate restructuring;

Numbering adjustment.

(xxvi) deliberate the liquidation, dissolution, appointment of liquidators, bankruptcy or voluntary acts of judicial or extrajudicial recovery of the Company or of the controlled company and affiliates, directly and indirectly, as well as financial restructurings related thereto;

~~(xxvi)~~(xxix) deliberate on the liquidation, dissolution, appointment of liquidators, bankruptcy or voluntary acts of judicial or extrajudicial recovery of the Company or of the controlled company and affiliates, directly and indirectly, as well as financial restructurings related thereto;

Numbering adjustment.

(xxvii) approve the purchase, assignment, transfer, sale and/or encumbrance of fixed assets of the Company or of the controlled companies or affiliates, directly or indirectly, that represent, separately or jointly, amount equal to or higher than 0.333% of the Reference Value;

~~(xxvii)~~(xxx) approve the purchase, assignment, transfer, sale and/or encumbrance of goods of the non-current ~~permanent~~ assets (except real estate properties) of the Company or of the controlled companies or affiliates, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~that represent, separately or jointly, amount equal to or higher than one hundred million Reais (100,000,000.00) to 0.333% of the Reference Value~~;

Adjustment of the wording and resulting of the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxviii) authorize the Board of Officers to provide guarantees, endorsements and contract insurance guarantees, as well as performance bonds, whenever these acts result in economic risk for the Company or to the controlled companies or affiliates, directly or indirectly, in amount higher than 0.333% of the Reference Value;

~~(xxviii)~~(xxxi) authorize ~~the Board of Officers~~ the granting of guarantees, real or fidejussory, commercial pledge, mortgages, ~~provide~~ guarantees and~~,~~ endorsements, as well as to contract insurance guarantees or letters of guarantee~~, as well as performance bonds, whenever these acts result in economic risk for the Company or to the controlled companies or affiliates, directly or indirectly,~~ according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~in amount equal to or higher than four hundred million Reais (400,000,000.00) to 0.333% of the Reference Value~~;

Adjustment of the wording and resulting of the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxix) authorize the Board of Officers to offer products and real estates and properties of the Company or of the controlled companies or affiliates, directly or indirectly, as guarantee to the financial institutions when contracting financing or as guarantee of judicial procedures, whenever these acts result in obligations for the Company or for the controlled companies or affiliates, directly or indirectly, in amount higher than 0.333% of the Reference Value;

~~(xxix)~~(xxxii) authorize the Board of Officers to offer products and real estates and properties of the Company or of controlled companies or affiliates, directly or indirectly, in guarantee to the financial institutions when contracting financing or in guarantee of judicial procedures, whenever these acts result in obligations for the Company or for the controlled companies or affiliates, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~in amount equal to or higher than one hundred million Reais (R$ 100,000,000.00) to 0.333% of the Reference Value~~;

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxx) approve the contracting with third parties of debt operations of the Company or of the controlled companies or affiliates, directly or indirectly, in amount higher than 0.333% of the Reference Value;

~~(xxx)~~(xxxiii) approve the contracting with third parties of debt operations of the Company or of controlled companies or affiliates, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors; ~~in amount higher than four hundred million Reais (400,000,000.00) to 0.333% of the Reference Value;~~

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxxi) approve the policy on financial risk management of the Company, establishing the main conditions for the contracting of “hedging” operations (assets and liabilities), such policy shall contain, at least, the following specifications: purpose of the “hedge”, risk factors, eligible instruments, limits and spheres of competence;

~~(xxxi)~~(xxxiv) approve the policy on financial risk management of the Company, establishing the main conditions for the contracting of “hedging” operations (assets and liabilities), such policy shall contain, at least, the following specifications: purpose of the “hedge”, risk factors, eligible instruments, limits and spheres of competence;

Numbering adjustment.

(xxxii) approve the issue, purchase, assignment, transfer, sale and/or encumbrance, at any title or form, by the Company or by the controlled companies or affiliates, directly or indirectly, of equity interests and/or any securities in any companies (including waiver to the preemptive right of subscription of shares or debentures convertible into shares of subsidiaries, controlled companies or affiliates), whenever these operations involve amount higher than 0.167% of the Reference Value;

~~(xxxii)~~(xxxv) approve the issue, purchase, assignment, transfer, sale and/or encumbrance, at any title or form, by the Company or by the controlled companies or affiliates, directly or indirectly, of equity interests and/or any securities in any companies (including waiver to the right of subscription of shares or debentures convertible into shares of subsidiaries, controlled companies or affiliates), according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~whenever these operations involve amount equal to or higher than one hundred million Reais (R$ 100,000,000.00) to 0.167% of the Reference Value~~;

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxxiii) approve and define, previously, the acts to be practiced by the Board of Officers of the Company at the General Shareholders’ Meetings and/or Partners’ Meetings of controlled companies, affiliates or invested companies, directly or indirectly, acting as shareholder and/or partner of these companies, except when the subjects involve amounts lower than 0.333% of the Reference Value;

~~(xxxiii)~~(xxxvi) approve and define, previously, the acts to be practiced by the Board of Officers of the Company at the General Shareholders’ Meetings and/or Shareholders´ Meetings of controlled companies, affiliates or invested companies, directly or indirectly, acting as shareholder and/or partner of these companies, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~except when dealing of subjects that involve amounts lower equal to or higher than one hundred million Reais (100,000,000.00)~~ or that involve reputational and strategic aspects of the Company ~~to 0.333% of the Reference Value~~;

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxxiv) approve the performance of operations and business of any nature with related parties, in compliance with the provision of the Policy on Transactions with Related Parties and Other Situations of Conflict of Interests of the Company, to be approved by the Board of Directors;

~~(xxxiv)~~(xxxvii) approve the performance of operations and business of any nature with related parties, in compliance with the provision of the Policy on Transactions with Related Parties and Other Situations of Conflict of Interests of the Company, ~~to be~~ as approved by the Board of Directors;

Wording and numbering adjustment.
New item. Without reference in the current version.

(xxxviii) approve (i) the Code of Conduct; (ii) the Securities Negotiation Policy, and (iii) the Contributions’ and Donations’ Policy, which shall observe the minimum requirements established by the Regulation of the Novo Mercado and by the Brazilian Code of Corporate Governance;

Inclusion resulting from the new Regulation of the Novo Mercado, that entered into force as of 01.02.2018 and to adjust the practices adopted by the Company to the recommendations of the Brazilian Code of Corporate Governance.

(xxxv) approve the annual and pluriannual integrated capital budgets (budgets of operations, budgets of investments, and the budgets of cash flow) of the Company and of its controlled companies and affiliates, establishment of the policy on investment and on the corporate strategy. The general annual integrated budget shall always be approved up to the last day of the previous calendar year and shall refer to the twelve months of the following fiscal year. At any time during the calendar year, the budget of the company shall cover a minimum period of six (6) months. The execution and performance of the approved budget shall be reviewed monthly at the General Shareholders’ Meetings of the Board of Directors;

~~(xxxv)~~(xxxix) approve the annual and pluriannual integrated capital budgets (budgets of operations, budgets of investments, and the budgets of cash flow) of the Company and of its controlled companies and affiliates, establishment of the policy on investment and on the corporate strategy. The general annual integrated budget shall always be approved up to the last day of the previous calendar year and shall refer to the twelve months of the following fiscal year. At any time during the calendar year, the budget of the company shall cover a minimum period of six (6) months. The execution and performance of the approved budget shall be reviewed monthly at the General Shareholders’ Meetings of the Board of Directors;

Numbering adjustment.

(xxxvi) approve the execution, amendment, termination, renewal or cancellation of any agreement or commercial agreements (except financial instruments) involving the ordinary course of the Company´s activities or of the controlled companies, directly or indirectly, including, but not limited, services, consulting or supply agreements, that represent, separately or jointly, amount equal to or higher than 0.333% of the Reference Value;

~~(xxxvi)~~(xl) approve the execution~~, amendment, termination, renewal or cancellation~~ of any contracts or ~~commercial~~ agreements (except the contracting of debt ~~financial instruments~~) involving the ordinary course of the Company´s activities or of the controlled companies, directly or indirectly, including, but not limited to, services, consulting or supply agreements, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~that result for the Company an obligation involving that represent, separately or jointly, amount equal to or higher than 0.333% of the Reference Value one hundred million Reais (R$100,000,000.00)~~, as well as to approve the contractual termination or the execution of amendment terms to the agreements already executed that result in a new obligation of the same amount;

Adjustment of the wording and resulting of the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

(xxxvii) approve the execution, amendment, termination, renewal or cancellation of any contracts, agreements or similar arrangements involving patents, processes of production and/or technology, copyrights, domain names, trademarks or deposited marks on behalf of the Company or of any company controlled or affiliate, directly or indirectly, whenever these acts involve amounts higher than 0.333% of the Reference Value, except (a) if effected between the Company and wholly-owned subsidiaries, except in cases of sale and/or final assignment, which shall be approved by the Board of Directors; and (b) for authorization of use of trademarks by controlled companies or affiliates.

~~(xxxvii)~~(xli) approve the execution, amendment, termination, renewal or cancellation of any contracts, agreements or similar arrangements involving patents, processes of production and/or technology, copyrights, domain names, trademarks or deposited marks on behalf of the Company or of any company controlled by it or affiliate, directly or indirectly, according to the Policy of Competence of the Company, to be approved by the Board of Directors ~~whenever these acts involve amounts higher than 0.333% of the Reference Value one hundred million Reais (R$100,000,000.00)~~, except: (a) if effected between the Company and wholly-owned subsidiaries, except in cases of sale and/or final assignment, which shall be approved by the Board of Directors; and (b) for authorization of use of trademarks by controlled companies or affiliates.

Adjustment of the wording and resulting of the review of financial competence between the Board of Directors and the Board of Officers of the Company, with the purpose of allowing the Board of Directors itself to establish the Company's Competence Policy.

Paragraph One – For all purposes and effects of this Bylaws, the “Reference Value” corresponds to the total amount of the net consolidated net worth of the Company, as calculated at the end of the fiscal year immediately prior to the one in which it will be effective. Without prejudice to the foregoing, the Board of Directors of the Company may approve the reduction of the percentages of the Reference Value for each one of the operations provided in the items of this Article.

~~Paragraph One – For all purposes and effects of this Bylaws, the “~~Reference Value~~” corresponds to the total amount of the net consolidated equity of the Company, as calculated at the end of the fiscal year immediately prior to the one will enter in force. Notwithstanding, the Board of Directors of the Company may approve the reduction of the percentages of the Reference Value for each one of the operations provided in the items of this Article.~~

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company.

Paragraph Two - Without prejudice to the foregoing of the sphere of value mentioned in this Article 23, without the prior authorization of the Board of Directors of the Company, in no event may the Company´s management or of its controlled companies, directly or indirectly, practice any of the operations provided in items (xxix), (xxx) and (xxxii) of Article 23 if, within a same fiscal year, the set of the operation(s) totalizes an amount higher than 20% of the Reference Value.

~~Paragraph Two - Without prejudice to the foregoing of the sphere of value mentioned in this Article 23, without the prior authorization of the Board of Directors of the Company, in no event may the Company´s management or of its controlled companies, directly or indirectly, practice any of the operations provided in items (xxix), (xxx) and (xxxii) of Article 23 if, within a same fiscal year, the set of the operation(s) totalizes an amount higher than 20% of the Reference Value.~~

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company.

Section III - Board of Officers

Article 24. The Board of Officers, whose members are elected and dismissible at any time by the Board of Directors, shall be composed by, at least, two (2) and up to fifteen (15) members, elected for a period of two (2) years, reelection being allowed, being one (1) Global Chief Executive Officer, one (1) Chief Financial Officer, one (1) Investor Relations Officer and the other Officers with designation and functions to be proposed to the Board of Directors by the Global Chief Executive Officer, in the terms of Article 26 below, all professionals who meet the parameters indicated in Paragraphs Three and Four below.

Article 24. The Board of Officers, whose members are elected and dismissible at any time by the Board of Directors, shall be composed by, at least, two (2) and, up to, fifteen (15) members, elected for a period of two (2) years, reelection being allowed, being one (1) Global Chief Executive Officer and one (1) Chief Financial and of Investor Relations Officer and the others Vice President Officers with designation and functions to be proposed to the Board of Directors by the Global Chief Executive Officer, in the terms of Article 26 below, all being professionals who meet the parameters ~~related~~  indicated in Paragraphs Three and Four below.

Paragraph One – The positions of Chairman of the Board of Directors and of Global Chief Executive Officer may not be occupied by the same individual, except in the event of vacancy that shall be object of specific disclosure to the market and to which shall be taken the measures to fill in the respective positions in the term of up to one hundred and eighty (180) days.

Paragraph One - The positions of Chairman of the Board of Directors and of the Global Chief Executive Officer may not be occupied by the same individual, except as provided in Paragraph Two below.~~, except the event of vacancy that shall be purpose of specific disclosure to the market and to which shall be taken the measures to fill the respective positions in the term of up to one hundred and eighty (180) days).~~

Adjustment resulting from the new Regulation of the Novo Mercado, that entered into force as of 01.02.2018, that entails the possibility of cumulation of positions of Global Chief Executive Officer and Chairman of the Board of Directors, in the events of vacancy, to be extended for a period of up to one (1) year.

New item. Without reference in the current version.

Paragraph Two – The rule contained in Paragraph One of this Article does not apply in the event of vacancy of the position of Global Chief Executive Officer, in this case, the Company shall: (i) disclose the cumulation of positions as a result of the vacancy until the following business day of its occurrence; (ii) disclose, within the period of sixty (60) days, counted from the vacancy, the measures taken to cease the cumulation of the positions; and (iii) cease the cumulation within one (1) year.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered into force as of 01.02.2018, which entails the possibility of cumulation of positions of Global Chief Executive Officer and Chairman of the Board of Directors, in the event of vacancy, to be extended to the period of up to one (1) year.

Paragraph Two - The Financial Officer, at the discretion of the Board of Directors, may cumulate its functions with the functions of the Officer of Relations with Investors.	~~Paragraph Two -- The Financial Officer, at the discretion of the Board of Directors, may cumulate its functions with the functions of the Officer of Relations with Investors.~~	Exclusion of the provision of possibility of cumulation, considering the junction of the Financial and Investor Relations Offices in one single position.

Paragraph Three – The election of the Board of Officers shall be made by the Board of Directors, being able to choose among the candidates pre-selected by the Global Chief Executive Officer. To this effect, the Global Chief Executive Officer will send to the Board of Directors a copy of the "resumé" of the candidate appointed, together with the terms of his hiring and all other necessary information to evidence the qualification established in Paragraph Four of this Article. If the Board of Directors does not approve the appointments presented, new names shall be presented, until they are approved by the Board of Directors.

Paragraph Three - The election of the Board of Officers shall be made by the Board of Directors, being able to choose among the candidates pre-selected by the Global Chief Executive Officer. To this effect, the Global Chief Executive Officer will send to the Board of Directors a copy of the "resumé" of the candidate appointed, together with the terms of his hiring and all other necessary information to evidence the qualification established in Paragraph Four of this Article. If the Board of Directors does not approve the appointments presented, new names shall be presented, by the Global Chief Executive Officer, until they are approved by the Board of Directors.

Numbering adjustment, cross reference and writing.

Paragraph Four - The Board of Officers shall be integrated exclusively by professionals who have proven academic education and practice, acquired in courses and in the exercise of activities compatible with the functions for which they are being appointed.

Paragraph Four - The Board of Officers shall be integrated exclusively by professionals who have proven academic education and practice, acquired in courses and in the exercise of activities compatible with the functions for which they are being ~~considered~~ appointed.

Wording and numbering adjustment.

Subsection III.1 - Competence
Article 25. It is competence of the Board of Officers to:

(i) authorize the opening, the closing or the amendment to the address of branches, agencies, deposits, offices or any other facilities of the Company in Brazil or abroad, except the opening in jurisdictions where the Company has not yet been previously established;

(i) authorize the opening, the closing or the amendment to the address of branches, agencies, deposits, offices or any other facilities of the Company, in Brazil or abroad; ~~except the opening in jurisdictions where the Company has not previously established;~~

Wording adjustment.

(ii) submit, annually, the appreciation by the Board of Directors, the Management Report and the accounts of the Board of Officers, together with the report of the independent auditors, as well as the proposal for the allocation of the earned profits of the previous year;

(iii) prepare and propose, to the Board of Directors, the annual and pluriannual budgets, the strategic plans, the projects of expansion and the programs of investment programs;

(iv) approve the assignment, transfer, sale and/or encumbrance of real estate properties of the Company or of the controlled companies or affiliates, directly or indirectly, that are not discriminated in the Demobilization Plan already approved by the Board of Directors da Company, and that represent, separately or jointly, amount equal to or higher than 0.067% and lower than 0.167% of the Reference Value;

(iv) approve the corporate rules that shall guide the other approval competence and the responsibilities for the management acts necessary to the conduction of the Company´s activities, defining the limits of competence for several decision making processes, according to hierarchical levels of the Company and always observing the spheres of competence of the Board of Directors provided in Article 23 of this Bylaws ~~approve the assignment, transfer, sale and/or encumbrance of immovable properties of the Company or of controlled companies or affiliates, directly or indirectly, that are not discriminated in the Demobilization Plan already approved by the Board of Directors da Company, and represent, separately or jointly, value equal or higher than 0.067% and lower than 0.167% of the Reference Value~~;

Adjustment resulting from the review of financial competence between the Board of Directors and the Board of Officers of the Company.
(v) decide, by request of the Global Chief Executive Officer, any subject that is not of the exclusive competence of the General Shareholders’ Meeting or of the Board of Directors;	(v) decide, by request of the Global Chief Executive Officer, on any subject that is not of the exclusive competence of the General Shareholders’ Meeting or of the Board of Directors;

(vi) approve the performance of certain operations and business with Related Parties, in compliance with the provisions of the Policy on Transactions with Related Parties and Other Situations of Conflicts of Interests of the Company;

(vi) approve the performance of certain operations and business with Related Parties, in compliance with the provisions of the Policy on Transactions with Related Parties and Other Situations of Conflicts of Interests of the Company;

(vii) approve the execution, amendment, termination, renewal or cancellation of any contracts, agreements or similar arrangements involving patents, processes of production and/or technology, copyrights, domain names, trademarks or deposited marks on behalf of the Company or of any company controlled by it or affiliate, whenever these acts involve amounts lower than 0.333% of the Reference Value;

~~(xvii) approve the execution, amendment, termination, renewal or cancellation of any contracts, agreements or similar involving patents, processes of production and/or technology, copyrights, domain names, trademarks or deposited on behalf of the Company or of any company controlled by it or affiliate, whenever these acts involve amounts lower than 0.333% of the Reference Value;~~

Exclusion resulting from the review of the financial spheres between the Board of Directors and the Board of Officers of the Company.

(viii) authorize the practice of free reasonable acts, limited to 0.067% of the Reference Value, separately or jointly, for the benefit of the employees or of the Community in which the Company participates, including for the benefit of Instituto BRF and of other non-profit organizations bound or not to the Company;

~~(xviii) authorize the practice of free reasonable acts, limited to 0.067% of the Reference Value, separately or jointly, in benefit of the employees or of the Community that the Company participates, including in benefit of Instituto BRF and of other non-profit organizations bound or not to the Company;~~

Exclusion resulting from the review of the financial spheres between the Board of Directors and the Board of Officers of the Company.
New item. Without reference in the current version.

(vii) prepare the draft, for further submission to the deliberation of the Board of Directors (i) of the Code of Conduct; (ii) of Risk Management Policy, (iii) of the Securities’ Negotiation Policy, (iv) of Related Parties’ Transaction Policy, and (v) of the Contributions’ and Donations’ Policy, that shall observe the minimum requirements established by the Regulation of the Novo Mercado and by the Brazilian Code of Corporate Governance.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered into force as of 01.02.2018 and to adjust the practices adopted by the Company to the recommendations of the Brazilian Code of Corporate Governance.

Article 26. Besides the other assignments established in this Bylaws, it is incumbent on, as for example:
(i) The Global Chief Executive Officer:
a. convene and preside the meetings of the Board of Officers;
b. represent the Board of Officers at the meetings of the Board of Directors;

c. submit to the deliberation of the Board of Directors the proposals of the Board of Officers related to the annual and pluriannual budgets, the strategic plans, the projects of expansion and the programs of investment of the Company;

d. inspect and guide the conduction of the financial, social and sustainability business and the activities of the other Officers;
e. present to the Board of Directors, the financial statements, the budgets of operations and of investments, the financial planning and the cash flow; and	e. present to the Board of Directors, the financial statements, the , annual and pluriannual budgets ~~of operationd~~ and investments budget, the financial planning and the cash flow; and	Numbering and wording adjustment.
f. propose to the Board of Directors positions of Officers, with or without special designation, and the respective holders for the performance of specific functions that he deems necessary.	f. propose to the Board of Directors positions of Officers, with or without ~~special~~ specific designation, and the respective holders for the performance of specific functions that judges necessary.	Wording adjustment.
(ii) The Chief Financial Officer:	(ii) To the Chief Financial and of Investor Relations Officer:	Wording adjustment, considering, yet the junction of the positions of Vice Chief Financial Officer and of Vice Chief Executive Officer of Relations with Investors.

a. prepare, together with the other Officers and under the coordination of the Global Chief Executive Officer, the budgets to be submitted to the approval of the Board of Directors and be responsible for the control of execution of such budgets mainly on what refers to the control of cash flow;

a. prepare, together with the other members of the Board of Officers ~~Officers~~ and under the coordination of the Global Chief Executive Officer, the budgets to be submitted to the approval of the Board of Directors and be responsible for the control of execution of these budgets mainly on what refers to the control of cash flow;

Wording adjustment.

b. guide the execution of the economical financial policy, supervising the economical financial activities, according to the determinations of the Board of Directors; and
c. organize and coordinate the system of necessary information to its performance, as well as supervise all the controllership activities of the Company.
(iii) To the Investor Relations Officer:	~~(iii) To the Investor Relations Officer:~~	Exclusion, considering the junction of the positions of de Vice Chief Financial Officer and of Vice Chief Executive Officer of Relations with Investors.

a. represent the Company before CVM and other entities of the capital markets and financial institutions, as well as regulatory agencies and stock exchanges, national and foreign, in which the Company has securities listed, besides complying with the applicable regulatory rules to the Company as regards the registrations kept with CVM and before regulatory agencies and stock exchanges in which the Company has securities listed and administer the policy on relationship with investors; and

~~a.~~d. represent the Company before CVM and other entities of the capital markets and financial institutions, as well as regulating bodies and stock exchanges, national and foreign, in which the Company has securities listed, besides complying with applicable regulatory rules to the Company on what is related to the registrations held by CVM and together with regulating bodies and stock exchanges in which the Company has securities listed and administer the policy of relationship with investors; and

Numbering adjustment.

b. monitor the compliance with the obligations provided in Chapter VIII of this Bylaws by the shareholders of the Company and report to the General Shareholders’ Meeting and/or to the Board of Directors, when requested, its conclusions, reports and diligences.

~~b.~~e. monitor the compliance, by the shareholders of the Company, with the obligations provided in Chapter VIII of this Bylaws ~~by the shareholders of the Company~~ and report to the General Shareholders’ Meeting and/or to the Board of Directors, when requested, its conclusions, reports and diligences.

Numbering and wording adjustment.
(iv) The others Officers, whose designation will be given by the Board of Directors by suggestion of the Global Chief Executive Officer:	~~(iv)~~ (iii) The others Vice President Officers, whose designation will be given by the Board of Directors by suggestion of the Global Chief Executive Officer:	Numbering and wording adjustment.
a. guide, coordinate and supervise the specific activities under their responsibility; and
b. execute specific charges that might be attributed by decision of the Global Chief Executive Officer.
Subsection III.2 – Representation of the Company

Article 27. The Board of Officers, within the limits established by the Law and by this Bylaws, is vested with general management powers, that allow the practice of all the necessary acts for the regular functioning of the Company, to achieve its corporate purposes.

Article 28. The active and passive representation of the Company, in or out of court, as well as the practice of all legal acts, shall be incumbent on:
(i) any two (2) Officers, acting jointly;	(i) any two (2) members of the Board of Officers ~~Officers,~~ acting jointly;	Wording adjustment.
(ii) any Officer jointly with an attorney in fact with specific powers; or	(ii) any ~~Officer~~ member of the Board of Officers, jointly with an attorney in fact with specific powers; or	Wording adjustment.
(iii) two attorneys in fact with specific powers, always ting jointly.	(iii) two attorneys in fact with specific powers, always acting jointly.	Wording adjustment.

Paragraph One - The Company may be represented by only one Officer or one attorney in fact with specific powers in the practice of the following acts:
(i) representation of the Company at General Shareholders’ Meetings and the partners´ meetings of companies in which the Company participates;
(ii) representation of the Company in court; or

(iii) practice of acts of simple administrative routine, including before public bodies, mixed capital companies, boards of trade, Labor Justice, INSS, FGTS and the collecting banks, and others of the same nature.

Paragraph Two – The acts for which this Bylaws requires previous authorization of the Board of Directors shall only be valid once this requirement is met.

Paragraph Three - The Board of Officers may, through two of its members and upon competent instruments, to constitute attorneys in fact with specific powers to act on behalf of the Company, with mandate with determined term to be established case by case, except the judicial mandates that may be granted for undetermined term. In any case, it shall be respected the limitations and restrictions mentioned in this Article and the ones established by the Board of Directors.

Subsection III.3 – Meetings of the Board of Officers
Article 29. The Board of Officers will hold meetings whenever necessary, drawing up minutes of these meetings in the proper book.
Paragraph One - The deliberations of the Board of Officers shall be taken by the majority of votes, being incumbent on the Global Chief Executive Officer, or on his substitute, the casting vote.
Paragraph Two – The minimum quorum of installation of the meetings of the Board of Officers is of two thirds (2/3) of its members.

Paragraph Three - If necessary, it is admitted the holding of meetings or the participation of the Officers at the meetings of the Board of Officers by telephone, videoconference, electronic vote, or other means of communication that may ensure the effective participation and the authenticity of the vote. In this event, the Officer shall be considered present at the meeting, and his vote shall be considered valid for all legal purposes and incorporated to the minutes of the referred meeting.

Paragraph Three - If necessary, it is admitted the holding of meetings or the participation of the ~~Officers~~ members of the Board of Officers, at the meetings ~~da Board of Officers~~ of such board, by telephone, videoconference, electronic vote, or other means of communication that may ensure the effective participation and the authenticity of the vote. In this event, the member of the Board of Officers shall be considered present at the meeting, and his vote shall be considered valid for all legal purposes and incorporated to the minutes of the referred meeting.

Wording adjustment.

Paragraph Four – In the absences or temporary impediments, the Officers will replace each other, by appointment of the Global Chief Executive Officer. If there is vacancy, the Board of Directors, within thirty (30) days, (i) shall appoint who shall (a) fill in the vacancy, whose term of office shall have a coincident term with the one of the other Officers or (b) cumulate the respective function or (ii) deliberate on the non-fulfillment, temporary or permanent, of the position vacant, provided that this position is not of the Global Chief Executive Officer, Chief Financial Officer or Investor Relations Officer.

Paragraph Four - In the absences or temporary impediments, the members of the Board of Officers will replace each other, by appointment of the Global Chief Executive Officer. If there is vacancy, the Board of Directors, within thirty (30) days, (i) shall appoint who shall (a) fill in the vacancy, whose term of office shall have a coincident term with the other members of the Board of Officers or (b) cumulate the respective function or (ii) deliberate on the non-fulfillment, temporary or permanent, of the position vacant, provided that this position is not of the Global Chief Executive Officer or Chief Financial and Investor Relations Officer.

Wording adjustment.
V. FISCAL COUNCIL

Article 30. The Company shall have a permanent Fiscal Council, composed by three (3) effective members and equal number of alternates, elected by the General Shareholders’ Meeting, which will perform its functions until the first annual General Shareholders’ Meeting that occurs after its election, reelection being allowed, with the assignments, competence and compensation provided in the Law.

Paragraph One – The election of the members of the Fiscal Council shall occur by means of majority decision, being elected the three (3) candidates, and respective alternates, who receive the higher number of votes at the General Shareholders’ Meeting, observing the provision of article 161 of the Brazilian Corporation Law. If there is a Controlling Shareholder, it is ensured to the minority shareholders, provided they represent, jointly, ten percent (10%) or more of the shares issued by the Company, the right to elect, separately, one (1) member and the respective alternate of the Fiscal Council of the Company.

Paragraph Two - The members of the Fiscal Council shall be invested in their positions upon the execution of the term of investiture in the proper book, which shall contain the consent to all manuals, codes, regulations and internal practices of the Company, and by the prior execution of the Term of Consent of the Members of the Fiscal Council to which alludes the Listing Regulation of the Novo Mercado.

Paragraph Two - The members of the Fiscal Council shall be invested in their positions upon the execution of the term of investiture in the proper book, which shall contain the consent to all manuals, codes, regulations and internal practices of the Company, ~~and by the prior execution of the Term of Consent of the Members of the Fiscal Council to which alludes the Listing Regulation of the Novo Mercado~~ and its subordination to the arbitration clause referred in Article 47.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
Paragraph Three - The Fiscal Council will meet periodically, in the terms of its Internal Regulation, drawing up minutes of these meetings in the proper book.
Paragraph Four - The Fiscal Council shall elect its Chairman at the first meeting after its election and shall work according to the Internal Regulation approved by the Fiscal Council itself.

Article 31. For the full exercise of the functions of the Fiscal Council the requirements provided in the applicable law, the provision in this Bylaws and in the Internal Regulation of the Fiscal Council shall be observed.

Paragraph One – It will be applicable to the members of the Fiscal Council the same obligations and preventions imposed by the Law and by this Bylaws to the Management of the Company.

Paragraph Two – If it occurs a vacancy of position of the effective member of the Fiscal Council, the respective alternate will replace it. If it occurs a vacancy of position of an effective member and of its respective alternate, the General Shareholders’ Meeting shall be convened to proceed to the election of a member to the position.

Paragraph Two – In case of absence or vacancy of position of an effective member of the Fiscal Council, the respective alternate will occupy his place. In case of a vacancy of position of the effective member and of its respective alternate, the General Shareholders’ Meeting shall be convened to proceed to the election of a member to the position.

Wording adjustment.

Paragraph Three – Observing the requirements and obligations contained in this Bylaws, as well as in the other applicable legal dispositions, the members of the Fiscal Council of the Company may be elected by the Board of Directors to also integrate the Audit Committee.

VI. AUDIT COMMITTEE	VI. AUDIT AND INTEGRITY COMMITTEE	Adjustment to the name of the Audit Committee.

Article 32. The Company will have an Audit Committee in permanent functioning, composed by, at least, three (3) and by a maximum, five (5) members, being, at least, one (1) independent member of the Board of Directors, in accordance with the requirements established in the applicable regulation, especially in CVM Instruction nº 509/11.

Article 32.       The Company will have an Audit and Integrity Committee in permanent functioning, composed by, at least, three (3) and, by a maximum, five (5) members, being the majority independent members and, at least, one (1) of its ~~independent~~ members shall not belonging to ~~of~~ the Board of Directors, in accordance with the requirements established in the applicable regulation, especially in CVM Instruction nº 509/11. At least one of the independent members of the Board of Directors shall be appointed to also integrate the Audit and Integrity Committee. None of the members of the Audit and Integrity Committee shall be a member of the Board of Officers.

Adjustment to the name of the Audit Committee, as well as adjustment in the wording regarding to its composition to allow a better understanding regarding to the obligation that aforementioned committee having, at least, one (1) external member, not belonging to the Board of Directors, and emphasize that none of its members should be a member of the Board of Officer of the Company.

Article 33. The members of the Audit Committee shall be appointed by the Board of Directors for terms of office of two (2) years and will occupy their positions for, at the most, ten (10) years, being dismissible at any time. If the member of the Committee is also a member of the Board of Directors, term of office will end simultaneously for both positions.

Article 33.       The members of the Audit and Integrity Committee shall be appointed by the Board of Directors for terms of office of two (2) years and will occupy their positions for, at the most, ten (10) years, being dismissible at any time. If the member of the Committee is also a member of the Board of Directors, the term of office will end simultaneously for both positions.

Adjustment to the name of the Audit Committee.

Paragraph One - The performance of the activities of the members of the Audit Committee shall observe the rules provided in the Brazilian law, especially in CVM Instruction 509/11, and in US law, including the provision of the Sarbanes–Oxley Act and the rules issued by the Securities and Exchange Commission - SEC.

Paragraph One - The performance of the activities of the members of the Audit and Integrity Committee shall observe the rules provided in the Brazilian law, especially in CVM Instruction 509/11, and in US law, including the provision of the Sarbanes–Oxley Act and the rules issued by the Securities and Exchange Commission - SEC.

Adjustment to the name of the Audit Committee.

Paragraph Two – At least one of the members of the Audit Committee shall have proven knowledge in the areas of corporate accounting, of audit and finance, that characterizes him as financial specialist.

Paragraph Two - At least one of the members of the Audit and Integrity Committee shall have proven knowledge in the areas of corporate accounting, of audit and finance, that characterizes him as financial specialist.

Adjustment to the name of the Audit Committee.

Paragraph Three - The Audit Committee shall have the following assignments: 1) give opinion on the hiring and dismissal of the independent auditor for the preparation of the independent external audit or for any other type of  service; 2) supervise the activities: (a) of the independent auditors, such as to evaluate their independence, the quality and adequacy of the services provided to the needs of the Company; (b) of the area of internal controls of the Company; (c) of the area of internal audit of the Company; and (d) of the area of preparation of the financial statements of the Company; 3) monitor the quality and integrity: (a) of the mechanisms of internal controls; (b) of the quarterly information, interim statements and financial statements of the Company; and (c) of the information and measurement disclosed based on adjusted accounting data and on non-accounting data that add non-provided elements to the structure of the usual reports of the financial statements; 4) evaluate and monitor the risk exposures of the Company, being able, inclusively, to require detailed information on policies and procedures related with: (a) the management compensation; (b) the use of the Company´s assets; and (c) the expenses incurred on behalf of the Company; 5) evaluate and monitor, jointly with the management and the area of internal audit, the adequacy of the transactions with related parties entered into by the Company and its respective evidences; and 6) prepare annual summarized report, to be presented together with the financial statements, containing the description of: (a) its activities, the results and conclusions achieved and the recommendations presented; and (b) any situations in which there is significant discrepancy among the Company´s management, the independent auditors and the Audit Committee in relation to the financial statements of the Company.

Paragraph Three - The Audit and Integrity Committee shall have the following assignments: 1) give opinion on the hiring and dismissal of the independent external auditor for the ~~preparation~~ conduction of the independent external audit or for any other type of  service; 2) supervise the activities: (a) of the independent auditors, such as to evaluate their independence, the quality and adequacy of the services provided to the needs of the Company; (b) of the area of internal controls of the Company; (c) of the area of internal audit of the Company; and (d) of the area of preparation of the financial statements of the Company; 3) monitor the quality and integrity: (a) of the mechanisms of internal controls; (b) of the quarterly information, interim statements and financial statements of the Company; and (c) of the information and measurement disclosed based on adjusted accounting data and on non-accounting data that add non-provided elements to the structure of the usual reports of the financial statements; 4) evaluate and monitor the risk exposures of the Company, being able, inclusively, to require detailed information on policies and procedures related with: (a) the management compensation; (b) the use of the Company´s assets; and (c) the expenses incurred on behalf of the Company; 5) evaluate and monitor, jointly with the management and the area of internal audit, the adequacy of the transactions with related parties entered into by the Company and its respective evidences; 6) evaluate, monitor and recommend to the management the correction or the improvement of the internal policies of the Company, including the Policy on Transactions with Related Parties; 7) evaluate the practices of integrity (compliance) of the Company and propose improvements; 8) evaluate and discuss the work annual plan of the independent external auditor and forward it for the approval of the Board of Directors; and ~~6~~ 9) prepare annual summarized report, to be presented together with the financial statements, containing the description of: (a) its activities, the results and conclusions reached and the recommendations presented; and (b) any situations in which there is significant discrepancy among the Company´s management, the independent external auditors and the Audit and Integrity Committee in relation to the financial statements of the Company.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered into force as of 01.02.2018 and to adjust the practices adopted by the Company to the recommendations of the Brazilian Code of Corporate Governance.

Paragraph Four - The Audit Committee will be an advisory body directly bound to the Board of Directors.	Paragraph Four - The Audit and Integrity Committee will be an advisory body directly bound to the Board of Directors.	Adjustment to the name of the Audit Committee.
Paragraph Five - The Audit Committee shall meet monthly and whenever necessary, so that the accounting information of the Company is always being evaluated by the committee before its disclosure.

Paragraph Five - The Audit and Integrity Committee shall meet monthly and whenever necessary, so that the accounting information of the Company is always being evaluated by the committee before its disclosure.

Adjustment to the name of the Audit Committee.
Paragraph Six - The internal regulation of the Audit Committee shall be approved by the Board of Directors and will describe in detail its functions, as well as its operational procedures.

Paragraph Six - The internal regulation of the Audit and Integrity Committee shall be approved by the Board of Directors and will describe in detail its functions, as well as its operational procedures.

Adjustment to the name of the Audit Committee.

Paragraph Seven - The Audit Committee shall have means to receive, hold and respond to claims, including confidential, internal and external to the Company, in matters related to the scope of its activities, including accounting matters, internal and audit controls.

Paragraph Seven - The Audit and Integrity Committee shall have means to receive, hold and respond to claims, including confidential, internal and external to the Company, ~~in matters related to the scope of its activities, including accounting matters, internal and audit controls~~ in relation to the non-compliance with the legal and regulatory dispositions applicable to the Company, besides internal regulations and codes, including with provision of specific procedures for the protection of the provider and of the confidentiality of the information.

Adjustment to the name of the Audit Committee and resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Eight - The Board of Directors will define the compensation of the members of the Audit Committee. The Audit Committee shall have operational autonomy and budget allocation, annual or by project, to conduct or determine the performance of consultations, assessments and investigations within the scope of its activities, including the hiring and use of external and independent specialists, to compensate these specialists and pay the ordinary administrative expenses of the Audit Committee.

Paragraph Eight - The Board of Directors will define the compensation of the members of the Audit and Integrity Committee. The Audit and Integrity Committee shall have operational autonomy and budget allocation, annual or by project, to conduct or determine the performance of consultations, assessments and investigations within the scope of its activities, including the hiring and use of external and independent specialists, to compensate these specialists and pay the ordinary administrative expenses of the Audit and Integrity Committee.

Adjustment to the name of the Audit Committee.

Paragraph Nine – The meetings of the Audit Committee shall be recorded in minutes, considering that the decisions/recommendations shall be taken with favorable votes of 2/3 (two thirds) of its members.

Paragraph Nine - The meetings of the Audit and Integrity Committee shall be recorded in minutes, considering that the decisions/recommendations shall be taken with favorable votes of 2/3 (two thirds) of its members.

Adjustment to the name of the Audit Committee.

Paragraph Ten - The coordinator of the Audit Committee, together with other members when necessary or convenient, shall: (i) meet, at least quarterly, with the Board of Directors and with the Fiscal Council; and (ii) be present at the Annual General Shareholders’ Meeting and, when necessary, at the Extraordinary General Shareholders’ Meetings of the Company.

Paragraph Ten - The coordinator of the Audit and Integrity Committee, together with other members when necessary or convenient, shall: (i) meet, at least quarterly, with the Board of Directors and with the Fiscal Council; and (ii) be present at the Annual General Shareholders’ Meeting and, when necessary, at the Extraordinary General Shareholders’ Meetings of the Company.

Adjustment to the name of the Audit Committee.

Paragraph Eleven - The members of the Audit Committee shall elect, among them, the coordinator of the Committee, whose activities and assignments shall be defined in the internal regulation of the Committee.

Paragraph Eleven - The members of the Audit and Integrity Committee shall elect, among the Independent Directors who are part of the Committee, the coordinator of the Committee, whose activities and assignments shall be defined in the internal regulation of the Committee.

Amendment to adjust the practices adopted by the Company to the recommendations of the Brazilian Code of Corporate Governance.

Paragraph Twelve - The members of the Audit Committee shall have the same fiduciary duties and responsibilities applicable to the Management of the Company, in the terms of the Brazilian Corporation Law.

Paragraph Twelve - The members of the Audit and Integrity Committee shall have the same fiduciary duties and responsibilities applicable to the Management of the Company, in the terms of the Brazilian Corporation Law.

Adjustment to the name of the Audit Committee.
VII. FISCAL YEAR AND RESULTS

Article 34. The fiscal year coincides with the calendar year and, in on its termination, the Company shall prepare the financial statements provided in the Brazilian Corporation Law for purposes of disclosure and assessment by the General Shareholders’ Meeting.

Article 35. From the result of each fiscal year, it shall be deducted, before any participation, the eventual accrued losses and the provision for Income Tax.
Sole Paragraph - After the referred deductions in this Article are made, the General Shareholders’ Meeting may assign to the employees and Management, successively and in this order:
(i) the statutory participation of the employees of the Company up to the maximum limit of ten percent (10%) of the remaining profits; and
(ii) the statutory participation of the Management, up to the maximum legal limit.

Article 36. After the participations mentioned in Article 35 above are deducted, the net profit of the year shall have successively the following destination:
(i) five percent (5%) for the constitution of the Legal Reserve until it reaches twenty percent (20%) of the Capital Stock;
(ii) twenty five percent (25%) as minimum mandatory dividend, adjusted according to Article 202 of the Brazilian Corporation Law, to be attributed to all the shares of the Company;
(iii) twenty percent (20%) for the constitution of reserves for capital increase, until reaches the limit of twenty percent (20%) of the Capital Stock;

(iv) until fifty percent (50%) for the constitution of the reserve for expansion, until it reaches eighty percent (80%) of the Capital Stock, with the purpose to ensure investments in fixed assets, or increases in working capital, including by means of amortization of the Company´s debts, regardless of the withholding of profit related to the capital budget, and its balance may be used: (i) in the absorption of losses, whenever necessary; (ii) in the distribution of dividends, at any time; (iii) in the operations of redemption, reimbursement or purchase of shares, authorized by the Law; and (iv) in the incorporation to the Capital Stock, including upon new bonus shares.

Article 37. Except where otherwise provided at the General Shareholders’ Meeting, the payment of the dividends and of interest on own capital shall be made within sixty (60) days from the date of the respective deliberation.

Paragraph One - By deliberation of the Board of Directors, in the terms of Article 23 above, the Company can prepare semi-annual balance sheets or related to shorter periods, as well as declare dividends and/or interest on own capital on the account of profits earned in these balance sheets, of accrued profits or of reserves of profit existing in the last annual or semi-annual balance sheet, as provided in the Law.

Paragraph Two – The interim dividends and the interest on own capital declared in each fiscal year may be attributed to the mandatory dividend of the fiscal year.

Article 38. The dividends not received or unclaimed shall prescribe within the term of three (3) years, counting from the date on which they were made available to the shareholder, and shall revert to the Company.

VIII. SALE OF SHAREHOLDING CONTROL, OF DEREGISTRATION AS PUBLICLY HELD COMPANY AND DELISTING FROM THE NOVO MERCADO

Article 39. The Sale of Control da Company, directly or indirectly, both by means of a single operation, as by means of successive operations, shall be contracted under the condition, precedent or subsequent, that the Purchaser of the Control undertakes to present a public offer for the purchase of the shares held by the other shareholders of the Company (“OPA”), observing the conditions and terms provided in the law in force and in the Listing Regulation of the Novo Mercado, as to ensure them equal treatment to the one given to the Controlling Selling Shareholder.

Article 39. The s~~S~~ale of the c~~C~~ontrol of the Company, directly or indirectly, both by means of a single operation, as by means of successive operations, shall be contracted under the condition precedent or subsequent, that the ~~P~~purchaser of the ~~C~~control undertakes to present a public offer for the purchase of the shares having as object the shares issued by the Company held by the other shareholders (“OPA”) ~~of the Company~~, observing the conditions and terms provided in the law and regulation in force and in the ~~Listing~~ Regulation of the Novo Mercado, as to ensure them equal treatment to the one given to the ~~Controlling~~  seller.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph One – For purposes of this Bylaws, the terms in capital letters shall have the following meanings:

“Controlling Shareholder” means the shareholder(s) or the Group of Shareholders, as defined below, who exercises the Power of Control of the Company.

“Controlling Selling Shareholder” means the Controlling Shareholder when he promotes the Sale of Control of the Company.

“Control Shares” means the block of shares that ensures, directly or indirectly, to its holder(s), the individual and/or shared control of the Power of Control of the Company.

“Outstanding Shares” means all the shares issued by the Company, except the shares held by the Controlling Shareholder, by people related to him, by Management of the Company and the ones held in treasury.

“Purchaser of the Control” means the person(s) to whom the Controlling Selling Shareholder transfers the Control Shares in a Sale of Control of the Company.

“Sale of Control of the Company” means the transfer to a third party, for payment, of the Control Shares.

“Control” (as well as its related terms, “Controlled”, “under common Control” or “Power of Control”) means the power effectively used to direct the social activities and guide the functioning of the Company´s bodies, directly or indirectly, in fact or in law, regardless of the equity interest held. There is a relative presumption of ownership of the control in relation to the person or to the Group of Shareholders that is holder of shares that have ensured the absolute majority of the votes of the shareholders present at the last three (3) General Shareholders’ Meetings of the Company, even if it is not holder of shares that ensures the absolute majority of the voting capital.

“Group of Shareholders” means the group of people: (i) related by voting contracts or agreements of any nature, either directly or by means of controlled companies, controlling companies or under common control; or (ii) between which there is control relationship; or (iii) under common control.

Paragraph One - For purposes of this Bylaws, it is understood as control and its related terms the power effectively used by shareholder to direct the corporate activities and to guide the functioning of the company´s bodies, whether directly or indirectly, in fact or by law, regardless of the equity interest held the shareholder. ~~The terms in capital letters shall have the following meanings:~~

~~“Controlling Shareholder” means the shareholder(s) or the Group of Shareholders, as defined below, who exercises the Power of Control of the Company.~~

~~“Controlling Selling Shareholder” means the Controlling Shareholder when he promotes the Sale of Control of the Company.~~

~~“Control Shares” means the block of shares that ensures, directly or indirectly, to its holder(s), the individual and/or shared control of the Power of Control of the Company.~~

~~“Outstanding Shares” means all the shares issued by the Company, except the shares held by the Controlling Shareholder, by people related to him, by Management of the Company and the ones held in treasury.~~

~~“Purchaser of the Control” means the one to whom the Controlling Selling Shareholder transfers the Control Shares in a Sale of Control da Company.~~

~~“Sale of Control of the Company” means the transfer to a third party, for payment, of the Control Shares.~~

~~“Control” (as well as its related terms, “Controlled”, “under common Control” or “Power of Control”) means the power effectively used to direct the social activities and guide the functioning of the Company´s bodies, directly or indirectly, in fact or in law, independent of the equity interest held. There is a relative presumption of ownership of the control in relation to the person or to the Group of Shareholders that is holder of shares that have ensured the absolute majority of the votes of the shareholders present at the last three (3) General Shareholders’ Meetings of the Company, even if it is not holder of shares that ensures the absolute majority of the voting capital.~~

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Two - The Controlling Selling Shareholder may not transfer the ownership of his shares, neither the Company may register any transfer of the shares representing Control, while the Purchaser of the Control or the one who comes to hold the Power of Control may not execute the Term of Consent of the Controlling Shareholders to which alludes the Listing Regulation of the Novo Mercado.

~~Paragraph Two - The Controlling Selling Shareholder may not transfer the ownership of his shares, neither the Company may register any transfer of representative shares of Control, while the Purchaser of the Control or the one who comes to hold the Power of Control may not subscribe the Term of Consent of the Controllers to which alludes the Listing Regulation of the Novo Mercado.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Three - No Shareholders´ Agreement that provides the exercise of the Power of Control may be registered at the Company´s head office without its signatories having executed the Term of Consent referred in Paragraph Two of this Article.

~~Paragraph Three - No Shareholders´ Agreement that provides on the exercise of the Power of Control may be registered at the Company´s head office without its signatories having subscribed the Term of Consent referred in Paragraph Two of this Article.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Four – If the purchase of the control also subjects the Purchaser of the Control to the obligation to perform an OPA required by Article 43 of this Bylaws, the purchase price at the OPA will be the higher between the prices determined in compliance with this Article 40 and Article 43, Paragraph Three of this Bylaws.

Paragraph Two ~~Four~~ - If the purchase of the control also subjects the ~~P~~purchaser of the control to perform an OPA required by Article 41 ~~3~~ of this Bylaws, the purchase price at the OPA will be the higher between the prices determined in compliance with this Article 39 ~~40~~ and Article 41 ~~3~~, Paragraph Three of this Bylaws.

Numbering and cross reference.
New item. Without reference in the current version.

Paragraph Three – In case of indirect sale of control, the purchaser shall disclose the value attributed to the Company for the purposes of defining the price of the OPA, as well as to disclose the justified evidence of this value.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
New item. Without reference in the current version.	Paragraph Four - The OPA shall observe the conditions and the terms provided in the law, the regulation in force and in the Regulation of the Novo Mercado.	Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 40. The OPA referred in the previous Article shall also occur: (i) in cases in which there is onerous assignment of subscription rights of shares and other titles or rights related to securities convertible into shares, that result in the Sale of Control of the Company; and (ii) in case of sale of the Control of the company that holds the Power of Control of the Company, considering that, in this case, the Controlling Selling Shareholder is obliged to declare to BM&FBOVESPA the value attributed to the Company in this sale and attach documentation that proves it.

~~Article 40 – The OPA referred in the previous Article shall also occur: (i) in cases in which there is onerous assignment of subscription rights of shares and other titles or rights related to securities convertible into shares, that result in the Sale of Control of the Company; and (ii) in case of sale of the Control of the company that holds the Power of Control of the Company, considering that, in this case, the Controlling Selling Shareholder is obliged to declare to BM&FBOVESPA the value attributed to the Company in this sale and attach documentation that proves it.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 41. The shareholder who purchases the Power of Control of the Company, by private purchase agreement of shares executed with the Controlling Shareholder, involving any amount of shares, shall undertake to: (i) present the OPA referred in Article 39 of this Bylaws; and (ii) reimburse the shareholders from who it has purchased shares at the stock exchange in the six (6) months preceding the date of the Sale of Control of the Company, and shall pay to them the eventual difference between the price of the OPA and the price paid per share eventually purchased in the stock exchange in the six (6) preceding the date of purchase of the Power of Control, duly updated up to the moment of the payment. The referred price shall be distributed those who sold shares of the Company at the trading sessions in which the Purchaser of the Control made the purchases, pro-rata the net daily selling balance of each one, being incumbent on BM&FBOVESPA to operate the distribution, in the terms of its regulations.

~~Article 41. The shareholder who purchases the Power of Control of the Company, by private purchase agreement of shares executed with the Controlling Shareholder, involving any amount of shares, shall undertake to: (i) present the OPA referred in Article 39 of this Bylaws; and (ii) reimburse the shareholders from who it has purchased shares at the stock exchange in the six (6) months preceding the date of the Sale of Control of the Company, and shall pay to them the eventual difference between the price of the OPA and the price paid per share eventually purchased in the stock exchange in the six (6) preceding the date of purchase of the Power of Control, duly updated up to the moment of the payment. The referred price shall be distributed those who sold shares of the Company at the trading sessions in which the Purchaser of the Control made the purchases, pro-rata the net daily selling balance of each one, being incumbent on BM&FBOVESPA to operate the distribution, in the terms of its regulations.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 42. After an operation of Sale of Control of the Company and its subsequent OPA, the Purchaser of the Control, whenever necessary, shall take the appropriate measures to restore the minimum percentage of twenty five percent (25%) of the total of the Company´s outstanding shares, within the six (6) months following the purchase of the Power of Control.

Article ~~42~~ 40. After an operation of ~~S~~sale of c~~C~~ontrol of the Company and its subsequent OPA, the ~~P~~purchaser of the c~~C~~ontrol, whenever necessary, shall take the appropriate measures to restore the minimum percentage of outstanding shares provided in the ~~Listing~~ Regulation of the Novo Mercado ~~of twenty five percent (25%) of the total of the Company´s outstanding shares~~, within the eighteen (18) ~~six~~ (~~6)~~ months following the purchase of the ~~P~~power of ~~C~~control.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 43. Any Purchasing Shareholder, who purchases or becomes holder of shares issued by the Company, in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company shall (i) immediately disclose such information by means of Material Fact Notice, as provided in the regulation issued by CVM; and (ii) up to thirty (30) days counting from the date of the purchase or of the event that resulted in the ownership of shares in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, present or request registration of, as the case may be, an OPA of the totality of the shares issued by the Company, observing the provision of the applicable regulation of CVM, the regulations of BM&FBOVESPA and the terms of this Article.

~~Article 43.~~ Article 41. Any Purchasing Shareholder, who purchases or becomes holder of shares issued by the Company, in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company shall (i) immediately disclose such information by means of Material Fact Notice, as provided in the regulation issued by CVM; and (ii) in the maximum period of thirty (30) days counting from the date of the purchase or of the event that resulted in the ownership of shares in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, present or request registration of, as the case may be, an OPA of the totality of the shares issued by the Company, observing the provision of the applicable regulation of CVM, the regulations of B3 ~~BM&FBOVESPA~~ and the terms of this Article.

Numbering adjustment and resulting from the amendment of the corporate name of BM&FBOVESPA to B3.

Paragraph One – For purposes of this Bylaws, “Purchasing Shareholder” means any person, including, without limitation, any individual or legal entity, investment fund, condominium, securities portfolio, universality of rights, or other form of organization, resident, with domicile or with head office in Brazil or abroad, or Group of Shareholders, that purchases shares of the Company.

Paragraph One - For purposes of this Bylaws, (i) “Purchasing Shareholder” means any person, including, without limitation, any individual or legal entity, investment fund, condominium, securities portfolio, universality of rights, or other form of organization, resident, with domicile or with head office in Brazil or abroad, or Group of Shareholders, that purchases shares of the Company; and (ii) “Group of Shareholders” means the group of people: (a) bound by contracts or voting agreements of any nature, whether directly or by means of controlled companies, controlling companies or under common control; or (b) among which there is a control relationship; or (c) under common control.

Amendment resulting from the modification implemented in paragraph 1 of article 39.

Paragraph Two - The OPA shall be (i) directed indistinctly to all the shareholders of the Company, (ii) effected through an auction to be held at BM&FBOVESPA, (iii) presented by the price determined in accordance with Paragraph Three of this Article, and (iv) paid in cash, in national currency, against the purchase of the OPA of the shares issued by the Company.

Paragraph Two - The OPA shall be (i) directed indistinctly to all the shareholders of the Company, (ii) effected through an auction to be held at B3 ~~BM&FBOVESPA~~, (iii) presented by the price determined in accordance with Paragraph Three of this Article, and (iv) paid in cash, in national currency, against the purchase within the OPA of the shares issued by the Company.

Adjustment resulting from the amendment of the corporate name of BM&FBOVESPA to B3

Paragraph Three – The purchase price at the OPA of each share issued by the Company may not be lower than the highest value between (i) one hundred and forty percent (140%) of the average unit price of the shares issued by the Company during the last one hundred and twenty (120) days of the previous trading sessions to the date in which it becomes mandatory the performance of the OPA, at the stock exchange in which there is the highest volume of trading of shares issued by the Company; and (ii) one hundred and forty percent (140%) of the average unit price of the shares issued by the Company during the last thirty (30) days of the previous trading sessions to the date in which it becomes mandatory the performance of the OPA, at the stock exchange in which there is the highest volume of trading of shares issued by the Company.

Paragraph Four – The performance of the OPA mentioned in the head paragraph of this Article will not exclude the possibility of another shareholder of the Company, or, as the case may be, the Company itself, to formulate a competing OPA, in the terms of the applicable regulation.

Paragraph Five - The Purchasing Shareholder will be obliged to meet the eventual requests or requirements of CVM, formulated based in the applicable law, related to the OPA, within the maximum terms provided in the applicable regulation.

Paragraph Five - The Purchasing Shareholder will be obliged to attend eventual requests or to meet the ~~the~~ requirements of CVM, formulated based on the applicable law, related to the OPA, within the maximum terms provided in the applicable regulation.

Wording adjustment.

Paragraph Six – If the Purchasing Shareholder does not comply with the obligations imposed by this Article, including on what refers to the maximum terms (i) to present or request the registration of the OPA or (ii) to comply with possible requests or requirements of CVM, the Board of Directors of the Company shall convene an Extraordinary General Shareholders’ Meeting, in which the Purchasing Shareholder will not be able to vote, to deliberate on the suspension of the exercise of the rights of the Purchasing Shareholder that did not comply with any obligation imposed by this Article, as provided in Article 120 of the Brazilian Corporation Law, without prejudice to the responsibility of the Purchasing Shareholder for losses and damages caused to the other shareholders as a result of non-compliance with the obligations imposed by this Article.

Paragraph Six - If the Purchasing Shareholder does not comply with the obligations imposed by this Article, including on what refers to the compliance of the maximum terms (i) for the performance or request of registration of the or (ii) for compliance or possible requests or requirements from CVM, the Board of Directors of the Company shall convene an Extraordinary General Shareholders’ Meeting, in which the Purchasing Shareholder will not be able to vote, to deliberate on the suspension of the exercise of the rights of the Purchasing Shareholder that did not comply with any obligation imposed ~~by this~~ in this Article, as provided in Article 120 of the Brazilian Corporation Law, without prejudice to the responsibility of the Purchasing Shareholder for losses and damages caused to the other shareholders as a result of non-compliance to the obligations imposed by this Article.

Wording adjustment.

Paragraph Seven - Any Purchasing Shareholder who purchases or becomes holder of other rights, including usufruct or trust, over the shares issued by the Company in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, will be equally obliged to, in up to thirty (30) days counted from the date of such purchase or from the event that resulted in the ownership of such rights over shares in amount equal to or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, to present or request the registration, as the case may be, of an OPA, in the terms described in this Article.

Paragraph Eight – The obligations contained in Article 254-A of the Brazilian Corporation Law and in Article 39, in Article 40 and in Article 41 of this Bylaws do not exclude the compliance, by the Purchasing Shareholder, with the obligations contained in this Article, except as provided in Article 49 and in Article 50 of this Bylaws.

Paragraph Eight - The obligations contained in Article 254-A of the Brazilian Corporation Law and in Article 39 ~~and, in Article 40 and in Article 41~~ of this Bylaws do not exclude the compliance, by the Purchasing Shareholder, with the obligations contained in this Article, except as provided in Article 45 and in Article 46 ~~Article 49 and in Article 50~~ of this Bylaws.

Cross reference adjustment.

Paragraph Nine – The provision of this Article is not applicable if a person becomes holder of shares issued by the Company in amount higher than thirty three point thirty three percent (33.33%) of the total of the shares issued as a result: (i) of legal succession, under the conditions that the shareholder disposes the excess of shares in up to sixty (60) days counted from the relevant event, (ii) of the merger of another company into the Company, (iii) of the merger of shares of another company into the Company, or (iv) of the subscription of shares of the Company, made in a single primary issue, that has been approved at a General Shareholders’ Meeting of the shareholders of the Company, according to the rules provided in the applicable regulation.

Paragraph Ten – For purposes of calculation of the percentage of thirty-three-point thirty three percent (33.33%) of the total shares issued by the Company described in the head paragraph of this Article, it will not be calculated the involuntary increases of equity interest resulting from cancelation of shares held in treasury or of reduction of the Company´s capital stock with the cancelation of shares.

Paragraph Eleven - If CVM´s regulation applicable to the OPA provided in this Article determines the adoption of a criterion of calculation for setting the purchase price of each share of the Company in the OPA that results in a purchase price higher than the one determined in the terms of Paragraph Three of this Article, the OPA provided in this Article shall be effected for the purchase price calculated in the terms of CVM´s regulation.

Paragraph Eleven - If CVM´s regulation applicable to the OPA, as provided in this Article determines the adoption of a criteria of calculation for setting the purchase price of each share of the Company in the OPA that results in purchase price higher than the one determined in the terms of Paragraph Three of this Article, the OPA provided in this Article shall be effected for the purchase price calculated in the terms of CVM´s regulation.

Wording adjustment.

Article 44. If the shareholders present at the Extraordinary General Shareholders’ Meeting resolve the delisting of the Company from the Novo Mercado, the Controlling Shareholder of the Company shall effect the OPA, if the delisting occurs (i) for negotiation of its securities outside of the Novo Mercado, or (ii) for corporate restructuring in which the Company´s securities resulting of such restructuring are not admitted for negotiation in the Novo Mercado in the term of one hundred and twenty (120) days counted from the date of the General Shareholders’ Meeting that approved the operation. The minimum price to be offered shall correspond to the economic value calculated in the appraisal report, referred in Article 48 of this Bylaws, respecting the legal applicable rules and regulations.

~~Article 44. If the shareholders present at the Extraordinary General Shareholders’ Meeting resolve the delisting of the Company from the Novo Mercado, the Controlling Shareholder of the Company shall effect the OPA, if the delisting occurs (i) for negotiation of its securities outside of the Novo Mercado, or (ii) for corporate restructuring in which the Company´s securities resulting of such restructuring are not admitted for negotiation in the Novo Mercado in the term of one hundred and twenty (120) days counted from the date of the General Shareholders’ Meeting that approved the operation. The minimum price to be offered shall correspond to the economic value calculated in the appraisal report, referred in Article 48 of this Bylaws, respecting the legal applicable rules and regulations.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph One – If there is no Controlling Shareholder and the General Shareholders’ Meeting resolves (i) the delisting of the Company from the Novo Mercado, due to registration for negotiation of its securities outside of the referred listing segment, or (ii) by the corporate restructuring of the Company, in which the resulting company from this restructuring does not have its securities admitted to negotiation at the Novo Mercado in the term of one hundred and twenty (120) days counted from the General Shareholders’ Meeting that approved the referred operation; the delisting from the Novo Mercado shall be conditioned to the performance of the OPA in the same conditions provided in the head paragraph of this article.

~~Paragraph One - If there is no Controlling Shareholder and the General Shareholders’ Meeting resolves (i) the delisting of the Company from the Novo Mercado, due to registration for negotiation of its securities outside of the referred listing segment, or (ii) by the corporate restructuring of the Company, in which the resulting company from this restructuring does not have its securities admitted to negotiation at the Novo Mercado in the term of one hundred and twenty (120) days counted from the General Shareholders’ Meeting that approved the referred operation; the delisting from the Novo Mercado shall be conditioned to the performance of the OPA in the same conditions provided in the head paragraph of this article.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Two – In the cases provided in Paragraph One above, it shall be incumbent on the same General Shareholders’ Meeting to define those responsible(s) for the performance of the OPA, who, present at the meeting, shall expressly assume the obligation to effect the offer. In relation to the meeting that resolves the corporate restructuring, in the absence of definition of those responsible(s) for the OPA, it shall be incumbent on the shareholders who voted favorably the corporate restructuring to present the referred offer.

~~Paragraph Two - In the cases provided in Paragraph One above, it shall be incumbent on the same General Shareholders’ Meeting to define those responsible(s) for the performance of the OPA, who, present at the meeting, shall expressly assume the obligation to effect the offer. In relation to the meeting that resolves the corporate restructuring, in the absence of definition of those responsible(s) for the OPA, it shall be incumbent on the shareholders who voted favorably the corporate restructuring to present the referred offer.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
New item. Without reference in the current version.

Article 42. The Company´s delisting from the Novo Mercado, either by voluntary, compulsory act or by virtue of corporate restructirung, shall observe the rules contained in the Regulation of the Novo Mercado.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
New item. Without reference in the current version.

Article 43. Without prejudice to the provision of the Regulation of the Novo Mercado, the voluntary delisting from the Novo Mercado shall be preceded by an OPA that  observes the procedures provided in the regulation issued by CVM on the OPA for the cancelation of registration as publicly held company and the following requirements: (i) the price offered shall be fair, being possible, the request of new valuation of the Company in the form established in the Brazilian Corporation Law; and (ii) shareholders holding more than 1/3 of the outstanding shares shall accept the OPA or expressly agree with the delisting from the Novo Mercado without the effective sale of the shares.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

New item. Without reference in the current version.

Sole Paragraph. The voluntary delisting from the Novo Mercado may occur regardless of the performance of the OPA mentioned in this Article, in the event of waiver approved at the General Shareholders’ Meeting, observing the rules and conditions of the Regulation of the Novo Mercado.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 45. In the OPA to be presented by the Controlling Shareholder or by the Company for the cancelation of the registration of publicly held company of the Company, the minimum price to be offered shall correspond to the economic value calculated in the appraisal report, referred in Article 48 of this Bylaws, respecting the applicable legal rules and regulations.

~~Article 45 - In the OPA to be presented by the Controlling Shareholder or by the Company for the cancelation of the registration of publicly held company of the Company, the minimum price to be offered shall correspond to the economic value calculated in the appraisal report, referred in Article 48 of this Bylaws, respecting the applicable legal rules and regulations.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Sole Paragraph – In the event there is no Controlling Shareholder and the General Shareholders’ Meeting approves the cancelation of registration as publicly held company, the public offer of purchase of shares shall be effected by the Company itself, respecting the applicable legal rules and regulations.

~~Sole Paragraph – In the event there is no Controlling Shareholder and the General Shareholders’ Meeting approves the cancelation of registration as publicly held company, the public offer of purchase of shares shall be effected by the Company itself, respecting the applicable legal rules and regulations.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 46. In the event there is no Controlling Shareholder and BM&FBOVESPA determines that (i) the price of the securities issued by the Company be disclosed separately, or (ii) the securities issued by the Company have their negotiation suspended in the Novo Mercado; in both cases due to non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado by act or fact of the Management, the Chairman of the Board of Directors shall convene, in up to two (2) days from the determination, counting only the days on which the newspapers usually used by the Company are circulating, an Extraordinary General Shareholders’ Meeting for substitution of all the Board of Directors.

~~Article 46. In the event there is no Controlling Shareholder and BM&FBOVESPA determines that (i) the price of the securities issued by the Company be disclosed separately, or (ii) the securities issued by the Company have their negotiation suspended in the Novo Mercado; in both cases due to non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado by act or fact of the Management, the Chairman of the Board of Directors shall convene, in up to two (2) days from the determination, counting only the days on which the newspapers usually used by the Company are circulating, an Extraordinary General Shareholders’ Meeting for substitution of all the Board of Directors.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph One – If the Extraordinary General Shareholders’ Meeting referred in the head paragraph of this Article is not convened by the Chairman of the Board of Directors in the term established therein, the meeting may be convened by any shareholder of the Company.

~~Paragraph One - If the Extraordinary General Shareholders’ Meeting referred in the head paragraph of this Article is not convened by the Chairman of the Board of Directors in the term established therein, the meeting may be convened by any shareholder of the Company.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Two – The new Board of Directors elected at the Extraordinary General Shareholders’ Meeting referred in the head paragraph and in Paragraph One of this Article shall remedy the non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado, as soon as possible, or in a new term granted by BM&FBOVESPA for this purpose, whichever is the shortest.

~~Paragraph Two - The new Board of Directors elected at the Extraordinary General Shareholders’ Meeting referred in the head paragraph and in Paragraph One of this Article shall remedy the non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado, as soon as possible, or in a new term granted by BM&FBOVESPA for this purpose, whichever is the shortest.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 47. In the event the delisting of the Company from the Novo Mercado occurs due to non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado, the Controlling Shareholder shall effect OPA, in the terms provided in Article 44 of this Bylaws.

~~Article 47. In the event the delisting of the Company from the Novo Mercado occurs due to non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado, the Controlling Shareholder shall effect OPA, in the terms provided in Article 44 of this Bylaws.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph One – In the event there is no Controlling Shareholder, if the non-compliance results (i) from deliberation at the General Shareholders’ Meeting, the OPA shall be effected by the shareholders who voted in favor of the deliberation that results in the non-compliance; and (ii) of act or fact of the Management, the Management shall convene a shareholders General Shareholders’ Meeting whose agenda shall be the deliberation on how to remedy the non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado or, as the case may be, deliberate the delisting of the Company from the Novo Mercado.

~~Paragraph One - In the event there is no Controlling Shareholder, if the non-compliance results (i) from deliberation at the General Shareholders’ Meeting, the OPA shall be effected by the shareholders who voted in favor of the deliberation that results in the non-compliance; and (ii) of act or fact of the Management, the Management shall convene a shareholders General Shareholders’ Meeting whose agenda shall be the deliberation on how to remedy the non-compliance with the obligations contained in the Listing Regulation of the Novo Mercado or, as the case may be, deliberate the delisting of the Company from the Novo Mercado.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph Two – In the event provided in item (ii) of Paragraph One, if the General Shareholders’ Meeting resolves the delisting of the Company from the Novo Mercado, it shall be incumbent on the same General Shareholders’ Meeting to define those responsible(s) for the performance of the OPA provided in this article, who, present at the meeting, shall expressly assume the obligation to present the offer.

~~Paragraph Two - In the event provided in item (ii) of Paragraph One, if the General Shareholders’ Meeting resolves the delisting of the Company from the Novo Mercado, it shall be incumbent on the same General Shareholders’ Meeting to define those responsible(s) for the performance of the OPA provided in this article, who, present at the meeting, shall expressly assume the obligation to present the offer.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 48. The appraisal report referred in Article 44 and in Article 45 of this Bylaws shall be prepared by a specialized institution or firm, with proven experience and independent from the power of decision of the Company, its Management and Controlling Shareholders, and the report shall meet the requirements of Paragraph One of Article 8 of the Brazilian Corporation Law and contain the responsibility provided in Paragraph Six of the same Article 8.

~~Article 48. The appraisal report referred in Article 44 and in Article 45 of this Bylaws shall be prepared by a specialized institution or firm, with proven experience and independent from the power of decision of the Company, its Management and Controlling Shareholders, and the report shall meet the requirements of Paragraph One of Article 8 of the Brazilian Corporation Law and contain the responsibility provided in Paragraph Six of the same Article 8.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Paragraph One – The choice of the specialized institution or firm responsible for the determination of the economic value of the Company is incumbent on the General Shareholders’ Meeting, from the triple list presented, by the Board of Directors, , and the respective deliberation, not counting the votes in blank, shall be taken by the absolute majority of the votes of the Outstanding Shares manifested at the General Shareholders’ Meeting that (i) if installed on first call, it shall require the presence of shareholders that represent, at least, twenty percent (20%) of the total of the Outstanding Shares; or (ii) if installed on second call, it may count with the presence of any number of shareholders representing the Outstanding Shares.

~~Paragraph One - The choice of the specialized institution or firm responsible for the determination of the economic value of the Company is incumbent on the General Shareholders’ Meeting, from the triple list presented, by the Board of Directors, , and the respective deliberation, not counting the votes in blank, shall be taken by the absolute majority of the votes of the Outstanding Shares manifested at the General Shareholders’ Meeting that (i) if installed on first call, it shall require the presence of shareholders that represent, at least, twenty percent (20%) of the total of the Outstanding Shares; or (ii) if installed on second call, it may count with the presence of any number of shareholders representing the Outstanding Shares.~~

Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
Paragraph Two – The costs of preparation of the required appraisal report shall be fully borne by those responsible OPA, as the case may be.	~~Paragraph Two - The costs of preparation of the appraisal report required shall be fully borne by those responsible for the OPA, as the case may be.~~	Exclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
New item. Without reference in the current version.

Article 44. Without prejudice to the provision of the  Regulation of the Novo Mercado, the compulsory delisting from the Novo Mercado shall be preceded by an OPA that observes the procedures provided in the regulation issued by CVM on public offers for purchase of shares for cancelation of registration of publicly held company and the requirements established in the head paragraph of Article 43.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
New item. Without reference in the current version.

Sole Paragraph. If the percentage of purchase of shares that authorizes the delisting from the Novo Mercado is not reached, after the performance of the OPA provided in the head paragraph, the shares issued by the Company will still be negotiated in the Novo Mercado, within six (6) months following the performance of the auction of the OPA, without prejudice of the application of eventual sanctions by B3.

Inclusion resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Article 49. It is optional the formulation of a single OPA, aiming to more than one of the purposes provided in this Chapter VIII, in the Listing Regulation of the Novo Mercado or in the regulation issued by CVM, provided that it is possible to make procedures compatible with all types of OPA,  there is no prejudice to the recipients of the offer and it is obtained the authorization from CVM when required by the applicable law.

~~Article 49.~~ Article 45. It is optional the formulation of a single OPA, aiming to more than one of the purposes provided in this Chapter VIII, in the ~~Listing~~ Regulation of the Novo Mercado, in the corporate law or in the regulation issued by CVM, provided it is possible to make procedures compatible with all types of OPA and there is no prejudice for the recipients of the offer and it is obtained the authorization from CVM when required by the applicable law.

Numbering adjustment and resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.

Sole Paragraph – With the exception of the OPAs destined to the delisting from the Novo Mercado and/or to the cancelation of the registration of publicly held company, the performance of a unified OPA may only occur by a shareholder of the Company who holds an amount equal to or higher than thirty-three-point thirty three percent (33.33%) of the total shares issued by the Company, observing the provision of Article 43.

Sole Paragraph - With the exception of the OPAs destined to the delisting from the Novo Mercado and/or to the cancelation of registration of publicly held company, the performance of a unified OPA may only occur by a shareholder of the Company who holds an amount equal or higher than thirty three point thirty three percent (33.33%) of the total shares issued by the Company, observing the provision of head paragraph of Article 41 as to the minimum price to be paid per share.

Wording adjustment e cross reference.

Article 50. The shareholders responsible for the performance of the OPA provided in this Chapter VIII, in the Listing Regulation of the Novo Mercado or in the regulation issued by CVM may ensure its effectiveness through any shareholder or third party.

~~Article 50.~~Article 46. The shareholders responsible for the performance of the OPA provided in this Chapter VIII, in the ~~Listing~~ Regulation of the Novo Mercado or in the regulation issued by CVM may ensure its effectiveness through any shareholder or third party.

Numbering adjustment.

Sole Paragraph - The Company or the shareholder, as the case may be, do not exempt itself from the obligation to present the OPA that is of his responsibility until the said OPA is concluded in compliance with the applicable rules.

IX. ARBITRAL TRIBUNAL

Article 51. The Company, its shareholders, Management and members of the Fiscal Council undertake to resolve, by means of arbitration, before the Market Arbitration Chamber, the disputes or controversies that may arise among them, related to or arising from, specially, from the application, validity, efficacy, interpretation, violation and its effects, from the dispositions contained in the Participation Agreement  in the Novo Mercado, in the Listing Regulation of the Novo Mercado, in the Sanctions Regulation, in this Bylaws, in the shareholders´ agreements filed at the Company´s head office, the dispositions in the Brazilian Corporation Law, in the rules issued by the National Monetary Council, the Central Bank of Brazil or by CVM, in the regulations of BM&FBOVESPA, in the other applicable rules to the functioning of the capital market in general and in the Arbitration Regulation of the Market Arbitration Chamber, to be conducted in accordance with the latter Regulation.

~~Article 51.~~ Article 47. The Company, its shareholders, Management and members of Fiscal Council undertake to resolve, by means of arbitration, ~~before~~ in the Market Arbitration Chamber, in the form of its regulation, every and all ~~the disputes or~~ controversy that may~~m~~ arise between them, related~~s~~ to or arising~~s~~ from its condition as issuer, shareholder, Management or member of the Fiscal Council, as the case may be, and, specially, of the application, validity, efficacy, interpretation, violation and its effects, arising from the dispositions contained ~~in the Participation Agreement  in the Novo Mercado, in the Listing Regulation of the Novo Mercado, in the Sanctions Regulation, in this Bylaws, in the shareholders´ agreements filed at the Company´s head office~~, in Law nº 6.385/1976, in the Brazilian Corporation Law, in the rules edited by the National Monetary Council, in the Central Bank of Brazil or by CVM, ~~n~~as well as ~~the regulations of BM&FBOVESPA,~~ in the other applicable rules to the functioning of the capital market in general and the ones contained in the Regulation of the Novo Mercado, in the other regulations of B3 and in the participation agreement of the Novo Mercado, ~~and~~ as in the Arbitration Regulation of the Market Arbitration Chamber, to be conducted in compliance with this last Regulation.

Adjustment resulting from the new Regulation of the Novo Mercado, that entered in force as of 01.02.2018.
X. COMPANY´S LIQUIDATION

Article 52. The Company will be liquidated in the cases determined in the law, being incumbent on the General Shareholders’ Meeting to elect the liquidator or liquidators, as well as the Fiscal Council that shall work in this period, according to the legal formalities.

~~Article 52.~~ Article 48. The Company will be liquidated in the cases determined in the law, being incumbent on the General Shareholders’ Meeting to elect the liquidator or liquidators, as well as the Fiscal Council that shall work in this period, according to the legal formalities.

Numbering adjustment.
XI. GENERAL PROVISIONS

Article 53. The Company shall observe the shareholders´ agreements filed at the head office, being expressly prevented to the members of the presiding board of the works of the General Shareholders’ Meetings or of the meetings of the Board of Directors to accept declaration of vote of any shareholder, signatory of shareholders´ agreement duly filed at the head office or of member of the Board of Directors elected by the signatories of such agreement, that is cast in disagreement with what is agreed upon in the referred agreement, also being expressly prevented to the Company to accept and proceed to the transfer of shares and/or to the encumbrance and/or to the assignment of preemptive right to the subscription of shares and/or of other securities that do not respect what is provided and regulated according to the shareholders´ agreement filed at the head office.

~~Article 53.~~ Article 49. The Company shall observe the shareholders´ agreements filed at the head office, being expressly prevented to the members of the presiding board of the works of the general  meetings or of the meetings of the Board of Directors to accept declaration of vote of any shareholder, signatory of shareholders´ agreement duly filed at the head office or of member of the Board of Directors elected by the signatories of such agreement, that is cast in disagreement with what is agreed upon in the referred agreement, also being expressly forbidden to the Company to accept and proceed to the transfer of shares and/or to the encumbrance and/or to the assignment of preemptive right to the subscription of shares and/or of other securities that do not respect what is provided and regulated according to the shareholders´ agreement filed at the head office.

Numbering adjustment.